UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2018

Date of reporting period: May 31, 2018

ITEM 1. REPORTS TO STOCKHOLDERS.

MAY    05.31.18

SEMI-ANNUAL REPORT

AB ALL MARKET INCOME PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB All Market Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 1

SEMI-ANNUAL REPORT

July 16, 2018

This report provides management’s discussion of fund performance for AB All Market Income Portfolio for the semi-annual reporting period ended May 31, 2018.

The Fund’s investment objective is to seek current income with consideration of capital appreciation.

NAV RETURNS AS OF MAY 31, 2018 (unaudited)

	6 Months	12 Months
AB ALL MARKET INCOME PORTFOLIO
Class A Shares	-2.03%	1.80%
Class C Shares	-2.35%	1.01%
Advisor Class Shares[1]	-1.80%	2.04%
Primary Benchmark: MSCI ACWI (net)	1.72%	11.84%
Bloomberg Barclays Global Aggregate Bond Index (USD hedged)	0.11%	1.18%

1	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its primary benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI, net”), and the Bloomberg Barclays Global Aggregate (USD hedged) for the six- and 12-month periods ended May 31, 2018.

All share classes of the Fund underperformed the primary benchmark and the Bloomberg Barclays Global Aggregate Bond Index during the six-month period, before sales charges. For the 12-month period, all share classes underperformed the primary benchmark; Class A and Advisor Class shares outperformed the Bloomberg Barclays Global Aggregate Bond Index, while Class C shares underperformed. The Fund’s strategic decision to achieve diversification involves holding assets other than equities. This diversification detracted from performance, relative to the all-equity benchmark, as equity markets outperformed other asset classes (including US Treasuries, emerging-market bonds and high-yield bonds) during both periods. Equity security selection also detracted, as the more income-oriented high-dividend stocks favored by the Fund underperformed.

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Individual stock selection and emerging-market currency selection contributed for the six-month period. For the 12-month period, an allocation to emerging-market equities and call index overwriting contributed.

The Fund utilized derivatives in the form of futures, forwards, interest rate swaps, total return swaps, inflation (“CPI”) swaps, credit default swaps and written options for hedging and investment purposes. For both periods, interest rate swaps, total return swaps, CPI swaps and credit default swaps contributed to absolute performance, and futures and forwards detracted. Written options detracted for the 12-month period and added for the six-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

After advancing to all-time highs, global stocks retraced some of their positive performance during the six-month period ended May 31, 2018. US equities had the highest returns, given strong corporate earnings results after the passage of major tax reform. Non-US and emerging-market equities also delivered positive performance, although they declined toward the end of the period as the US dollar strengthened and risk aversion increased. In terms of style, growth stocks outperformed value stocks. While US tax reform and strong economic data helped stocks reach record highs early in the period, inflation concerns and rising interest rates soon weighed on performance. Trade and geopolitical tensions added to downward pressure. Toward the end of the period, political turmoil in Italy decreased investors’ risk appetite.

Fixed-income markets were also volatile. Despite a multiyear high in oil prices, emerging-market debt was negatively affected by a stronger US dollar and higher global interest rates. Global high-yield and investment-grade corporates weakened in the risk-off environment, while developed-market treasuries and local-currency emerging-market bonds rallied. Developed-market yields generally either rose across the curve (particularly in Italy and the US) or flattened, with shorter maturities rising while longer maturities ended the period lower (bond yields move inversely to price). The US Federal Reserve raised interest rates twice in the period and began to formally reduce its balance sheet, as widely expected, while the European Central Bank started to scale back asset purchases.

The Fund’s Senior Investment Management Team (the “Team”) continues to focus on generating high, stable income with capital growth by investing in global fixed income, global equities and non-traditional assets. The Team utilizes rigorous quantitative research tools and fundamental expertise across all regions and markets.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 3

INVESTMENT POLICIES

The Adviser will allocate the Fund’s investments primarily among a broad range of income-producing securities, including common stock of companies that regularly pay dividends (including real estate investment trusts), debt securities (including high-yield debt securities, also known as “junk bonds”), preferred stocks and derivatives related to these types of securities. In addition, the Fund may engage in certain alternative income strategies that generally utilize derivatives to diversify sources of income and manage risk. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries.

In selecting equity securities for the Fund, the Adviser will focus on securities that have high dividend yields and are undervalued by the market relative to their long-term earnings potential. The Adviser intends to gain exposure to high-yield debt securities through investment in the AB High Income Fund and may, in the future, gain such exposure through direct investments in high-income securities. It is expected that the Fund will pursue a number of generally derivatives-based alternative investment strategies, such as taking long positions in currency derivatives on higher yielding currencies and/or short positions in currency derivatives on lower yielding currencies.

The Adviser will adjust the Fund’s investment exposure utilizing the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to directly increasing or decreasing asset class exposure by buying or selling securities in that asset class, the Adviser may pursue DAA implementation for the Fund by investing in derivatives and exchange-traded funds (“ETFs”).

The Adviser intends to utilize a variety of derivatives in its management of the Fund. The Adviser may use derivatives to gain exposure to an asset class, such as using interest rate derivatives to gain exposure to sovereign bonds. As noted above, the Adviser may separately pursue certain alternative investment strategies that utilize derivatives, and

(continued on next page)

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may enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives and short sales of securities, the Fund will frequently be leveraged, with gross investment exposure substantially in excess of its net assets.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come both from investments in equity and debt securities priced or denominated in foreign currencies and from direct holdings of foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI and the Bloomberg Barclays Global Aggregate Bond Index (USD hedged) are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (net, free float-adjusted, market capitalization weighted) represents the equity market performance of developed and emerging markets. The Bloomberg Barclays Global Aggregate Bond Index represents the performance of the global investment-grade developed fixed-income markets. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

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DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging-Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	1.80%	-2.56%
Since Inception[1]	5.50%	4.19%
CLASS C SHARES
1 Year	1.01%	0.06%
Since Inception[1]	4.72%	4.72%
ADVISOR CLASS SHARES[2]
1 Year	2.04%	2.04%
Since Inception[1]	5.78%	5.78%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.84%, 2.71% and 1.64% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.99%, 1.74% and 0.74% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before February 28, 2019 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser through May 10, 2016 under the expense limitations in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s covered operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/18/2014.

2	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	-2.42%
Since Inception[1]	4.13%
CLASS C SHARES
1 Year	0.10%
Since Inception[1]	4.63%
ADVISOR CLASS SHARES[2]
1 Year	2.12%
Since Inception[1]	5.70%

1	Inception date: 12/18/2014.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$979.70	$3.65	0.74%	$4.99	1.01%
Hypothetical**	$1,000	$1,021.24	$3.73	0.74%	$5.09	1.01%

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EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class C
Actual	$1,000	$976.50	$7.34	1.49%	$8.67	1.76%
Hypothetical**	$1,000	$1,017.50	$7.49	1.49%	$8.85	1.76%
Advisor Class
Actual	$1,000	$982.00	$2.42	0.49%	$3.76	0.76%
Hypothetical**	$1,000	$1,022.49	$2.47	0.49%	$3.83	0.76%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios and other expenses of AB High Income Fund. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

May 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $120.2

TEN LARGEST HOLDINGS2

Security	U.S. $ Value	Percent of Net Assets
AB High Income Fund, Inc. – Class Z	$58,002,972	48.2%
JPMorgan Alerian MLP Index ETN	3,023,261	2.5
iShares Mortgage Real Estate ETF	1,605,274	1.3
Royal Dutch Shell PLC – Class B	1,095,062	0.9
Apple, Inc.	866,890	0.7
Rio Tinto PLC	820,977	0.7
TOTAL SA	727,459	0.6
PowerShares KBW Premium Yield Equity REIT Portfolio	648,487	0.5
Repsol SA	519,901	0.4
Brazil Notas do Tesouro Nacional – Series F	513,869	0.4
	$67,824,152	56.2%

1	All data are as of May 31, 2018. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	Long-term investments.

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PORTFOLIO OF INVESTMENTS

May 31, 2018 (unaudited)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 53.1%
Funds and Investment Trusts – 53.1%(a)
AB High Income Fund, Inc. – Class Z(b)	6,872,390	$58,002,972
iShares International Developed Real Estate ETF	9,691	290,149
iShares Mortgage Real Estate ETF(c)	36,625	1,605,274
JPMorgan Alerian MLP Index ETN(c)	111,354	3,023,261
PowerShares KBW Premium Yield Equity REIT Portfolio	19,090	648,487
Vanguard Real Estate ETF(c)	4,192	330,707

Total Investment Companies (cost $66,846,643)		63,900,850

COMMON STOCKS – 29.2%
Financials – 4.9%
Banks – 2.5%
Australia & New Zealand Banking Group Ltd.	6,525	134,100
Bank of America Corp.	3,700	107,448
Barclays PLC	7,660	20,063
BB&T Corp.	2,240	117,600
BNP Paribas SA(c)	2,341	145,460
BOC Hong Kong Holdings Ltd.	35,000	175,198
Citigroup, Inc.	4,770	318,111
DBS Group Holdings Ltd.	1,200	25,249
DNB ASA	1,020	18,282
Hang Seng Bank Ltd.	1,400	34,905
HSBC Holdings PLC	7,486	71,657
Intesa Sanpaolo SpA	16,580	48,930
Intesa Sanpaolo SpA – RSP	41,554	125,241
JPMorgan Chase & Co.	4,000	428,040
Mitsubishi UFJ Financial Group, Inc.	3,900	23,510
National Australia Bank Ltd.	650	13,103
Nordea Bank AB	26,519	255,036
Oversea-Chinese Banking Corp., Ltd.	1,200	11,188
People’s United Financial, Inc.	7,164	131,889
Royal Bank of Canada	3,012	227,653
Swedbank AB – Class A	12,430	258,405
Toronto-Dominion Bank (The)	657	38,358
Wells Fargo & Co.	4,475	241,605

		2,971,031

Capital Markets – 0.9%
BlackRock, Inc. – Class A	224	119,668
CI Financial Corp.(c)	5,741	111,313
CME Group, Inc. – Class A	933	151,986
Daiwa Securities Group, Inc.	26,000	150,329
Hong Kong Exchanges & Clearing Ltd.	500	16,083
IG Group Holdings PLC	1,680	19,292
IGM Financial, Inc.	2,288	67,620
Intercontinental Exchange, Inc.	342	24,244

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Investec PLC	2,300	$16,959
Kingston Financial Group Ltd.(c)	26,000	9,221
Morgan Stanley	3,585	179,752
Nomura Holdings, Inc.	17,500	90,204
Partners Group Holding AG	36	26,018
State Street Corp.	840	80,733

		1,063,422

Diversified Financial Services – 0.1%
Berkshire Hathaway, Inc. – Class B(d)	390	74,697

Insurance – 1.2%
Allianz SE	940	193,671
American Financial Group, Inc./OH	1,074	118,011
Axis Capital Holdings Ltd.	1,241	70,551
CNP Assurances	1,592	37,280
Direct Line Insurance Group PLC	35,930	170,550
Everest Re Group Ltd.	89	20,051
FNF Group	1,020	37,699
Japan Post Holdings Co., Ltd.	15,100	172,705
Legal & General Group PLC	17,000	60,890
Mapfre SA	41,059	124,537
Marsh & McLennan Cos., Inc.(e)	299	24,031
Prudential Financial, Inc.	811	78,537
Swiss Re AG	432	37,148
Tryg A/S	840	19,336
UnipolSai Assicurazioni SpA	83,471	183,671
Zurich Insurance Group AG	509	150,849

		1,499,517

Mortgage Real Estate Investment Trusts (REITs) – 0.2%
AGNC Investment Corp.	14,902	280,455

		5,889,122

Consumer Discretionary – 4.3%
Auto Components – 0.0%
Bridgestone Corp.	300	12,006

Automobiles – 0.6%
Bayerische Motoren Werke AG	867	86,634
Ford Motor Co.	28,290	326,749
General Motors Co.	880	37,576
Subaru Corp.	1,700	51,843
Toyota Motor Corp.	2,900	183,939

		686,741

Diversified Consumer Services – 0.1%
Benesse Holdings, Inc.	800	28,993
H&R Block, Inc.	4,090	112,271

		141,264

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 0.7%
Aristocrat Leisure Ltd.	2,242	$50,684
Compass Group PLC	830	17,836
Crown Resorts Ltd.	28,395	284,875
Darden Restaurants, Inc.	580	50,698
Hilton Grand Vacations, Inc.(d)	460	18,290
Las Vegas Sands Corp.	359	28,939
McDonald’s Corp.	1,661	265,776
Wyndham Worldwide Corp.	281	30,472
Yum! Brands, Inc.	1,871	152,168

		899,738

Household Durables – 0.7%
Auto Trader Group PLC(f)	4,030	18,872
Barratt Developments PLC	13,800	100,005
Berkeley Group Holdings PLC	2,840	160,175
Garmin Ltd.	2,812	168,973
Persimmon PLC	490	18,437
Sekisui House Ltd.	7,300	129,753
Taylor Wimpey PLC	75,000	189,371

		785,586

Internet & Direct Marketing Retail – 0.5%
Amazon.com, Inc.(d)(e)	226	368,294
Netflix, Inc.(d)	592	208,147

		576,441

Leisure Products – 0.1%
Amer Sports Oyj(d)	1,030	33,336
Mattel, Inc.(c)	7,550	117,176

		150,512

Media – 0.5%
Comcast Corp. – Class A	1,556	48,516
CTS Eventim AG & Co. KGaA	261	12,573
Daiichikosho Co., Ltd.	200	9,316
Lagardere SCA	2,230	60,310
Omnicom Group, Inc.	1,869	134,717
RTL Group SA (London)	3,119	235,151
Singapore Press Holdings Ltd.	20,300	39,840
Walt Disney Co. (The)	170	16,910

		557,333

Multiline Retail – 0.5%
Harvey Norman Holdings Ltd.(c)	41,480	112,623
Kohl’s Corp.	1,170	78,097
Macy’s, Inc.	880	30,721
Next PLC	4,570	352,004

		573,445

Specialty Retail – 0.4%
Best Buy Co., Inc.	2,522	172,126
Gap, Inc. (The)	2,655	74,287

16 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Home Depot, Inc. (The)(e)	454	$84,694
L Brands, Inc.	880	29,841
Ross Stores, Inc.(e)	550	43,384
TJX Cos., Inc. (The)	477	43,083

		447,415

Textiles, Apparel & Luxury Goods – 0.2%
HUGO BOSS AG	1,833	164,475
Li & Fung Ltd.	158,000	61,105
Moncler SpA	362	16,605
Pandora A/S	550	43,363

		285,548

		5,116,029

Information Technology – 3.8%
Communications Equipment – 0.4%
Cisco Systems, Inc.(e)	10,060	429,663

Electronic Equipment, Instruments & Components – 0.2%
Corning, Inc.	3,560	96,725
Hitachi Ltd.	20,000	145,615

		242,340

Internet Software & Services – 0.5%
Alphabet, Inc. – Class A(d)(e)	123	135,300
Alphabet, Inc. – Class C(d)(e)	163	176,853
Facebook, Inc. – Class A(d)(e)	1,197	229,561
Moneysupermarket.com Group PLC	6,250	26,314

		568,028

IT Services – 0.6%
Amadeus IT Group SA – Class A	427	33,906
Amdocs Ltd.	180	12,143
Booz Allen Hamilton Holding Corp.	842	37,966
Capgemini SE	239	31,520
DXC Technology Co.	995	91,649
Fidelity National Information Services, Inc.(e)	584	59,696
Fujitsu Ltd.	3,000	18,293
Leidos Holdings, Inc.	850	51,051
Mastercard, Inc. – Class A	82	15,590
Otsuka Corp.	700	28,855
Paychex, Inc.(e)	3,962	259,828
Total System Services, Inc.	566	48,217
Visa, Inc. – Class A	583	76,209

		764,923

Semiconductors & Semiconductor Equipment – 0.7%
Applied Materials, Inc.	1,845	93,689
Intel Corp.(e)	6,818	376,354
KLA-Tencor Corp.	410	46,424

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Lam Research Corp.	260	$51,527
Marvell Technology Group Ltd.	1,780	38,341
Skyworks Solutions, Inc.	270	26,625
Texas Instruments, Inc.	1,553	173,796

		806,756

Software – 0.6%
Activision Blizzard, Inc.	1,752	124,234
Check Point Software Technologies Ltd.(d)	146	14,215
Microsoft Corp.	2,851	281,793
Nice Ltd.(d)	412	43,476
Oracle Corp.(e)	2,112	98,673
Oracle Corp. Japan	700	53,120
Trend Micro, Inc./Japan	2,600	146,993

		762,504

Technology Hardware, Storage & Peripherals – 0.8%
Apple, Inc.(e)	4,639	866,890
HP, Inc.	2,470	54,414
Konica Minolta, Inc.	9,100	82,781

		1,004,085

		4,578,299

Energy – 3.7%
Energy Equipment & Services – 0.1%
Helmerich & Payne, Inc.	1,305	86,626
Schlumberger Ltd.	627	43,056

		129,682

Integrated Oil & Gas – 0.4%
Repsol SA	27,280	519,901

Oil, Gas & Consumable Fuels – 3.2%
AltaGas Ltd.	5,550	108,937
BP PLC	4,087	31,258
Caltex Australia Ltd.	6,240	138,388
Chevron Corp.	636	79,055
ConocoPhillips	460	30,999
Enagas SA	5,024	134,009
Exxon Mobil Corp.	2,085	169,385
HollyFrontier Corp.	410	31,644
Marathon Petroleum Corp.	2,732	215,910
Pembina Pipeline Corp.	649	22,574
Royal Dutch Shell PLC – Class A	327	11,338
Royal Dutch Shell PLC – Class B	30,660	1,095,062
Snam SpA	64,040	262,088
Suncor Energy, Inc. (Toronto)	2,630	104,746
Targa Resources Corp.	3,579	174,047
TOTAL SA	11,966	727,459
TransCanada Corp.	2,944	123,246

18 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Valero Energy Corp.	3,301	$400,081

		3,860,226

		4,509,809

Materials – 2.8%
Chemicals – 1.1%
Air Products & Chemicals, Inc.	1,184	191,110
BASF SE	1,297	128,059
CF Industries Holdings, Inc.	4,171	171,595
Chemours Co. (The)	500	24,495
Covestro AG(f)	1,260	114,789
Croda International PLC	392	24,257
DowDuPont, Inc.	230	14,745
LyondellBasell Industries NV – Class A	1,823	204,395
Methanex Corp.	1,580	107,941
Monsanto Co.	1,328	169,267
Nutrien Ltd.	278	14,067
Praxair, Inc.	225	35,159
Solvay SA	380	50,933
Sumitomo Chemical Co., Ltd.	4,000	24,079
Victrex PLC	330	12,373

		1,287,264

Containers & Packaging – 0.3%
Amcor Ltd./Australia	2,250	23,876
International Paper Co.	5,612	300,242

		324,118

Copper – 0.3%
Antofagasta PLC	25,100	351,463

Diversified Metals & Mining – 1.0%
Boliden AB	9,870	348,056
Rio Tinto PLC	14,556	820,977

		1,169,033

Metals & Mining – 0.1%
Lundin Mining Corp.	16,780	105,215
Norsk Hydro ASA	13,437	84,561

		189,776

		3,321,654

Industrials – 2.5%
Aerospace & Defense – 0.5%
Arconic, Inc.	1,860	32,829
Boeing Co. (The)(e)	1,374	483,868
Harris Corp.	156	23,473
Raytheon Co.	233	48,814
United Technologies Corp.	600	74,892

		663,876

Air Freight & Logistics – 0.1%
United Parcel Service, Inc. – Class B	1,666	193,456

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Airlines – 0.1%
Deutsche Lufthansa AG (REG)	1,390	$37,723
Qantas Airways Ltd.	7,740	37,041

		74,764

Commercial Services & Supplies – 0.0%
Republic Services, Inc. – Class A	162	10,924

Construction & Engineering – 0.2%
ACS Actividades de Construccion y Servicios SA	2,374	98,892
Bouygues SA	2,174	100,387

		199,279

Electrical Equipment – 0.3%
Eaton Corp. PLC	2,339	179,121
Emerson Electric Co.	2,784	197,218

		376,339

Industrial Conglomerates – 0.6%
3M Co.	618	121,888
General Electric Co.	26,923	379,076
Siemens AG (REG)	1,399	182,331

		683,295

Machinery – 0.1%
Amada Holdings Co., Ltd.	1,100	11,897
Caterpillar, Inc.	208	31,597
JTEKT Corp.	4,300	62,332

		105,826

Professional Services – 0.1%
Intertek Group PLC	410	29,736
Randstad NV	1,208	72,045
RELX NV	1,270	27,691
Wolters Kluwer NV	505	28,369

		157,841

Road & Rail – 0.2%
Central Japan Railway Co.	1,000	206,281
MTR Corp., Ltd.	4,500	25,288

		231,569

Trading Companies & Distributors – 0.2%
ITOCHU Corp.	2,900	54,264
Sumitomo Corp.	10,000	167,149

		221,413

Transportation Infrastructure – 0.1%
Macquarie Infrastructure Corp.(c)	2,580	99,846

		3,018,428

Health Care – 2.4%
Biotechnology – 0.5%
AbbVie, Inc.(e)	4,213	416,834

20 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Celgene Corp.(d)	933	$73,409
Gilead Sciences, Inc.	427	28,780

		519,023

Health Care Equipment & Supplies – 0.3%
Cochlear Ltd.	1,245	184,267
Hoya Corp.	3,400	201,355

		385,622

Health Care Providers & Services – 0.7%
AmerisourceBergen Corp. – Class A	250	20,535
Anthem, Inc.(e)	818	181,121
Cardinal Health, Inc.	1,990	103,659
CVS Health Corp.	362	22,947
Humana, Inc.	468	136,179
UnitedHealth Group, Inc.(e)	1,645	397,284

		861,725

Pharmaceuticals – 0.9%
Bristol-Myers Squibb Co.	355	18,680
Merck & Co., Inc.(e)	781	46,493
Novartis AG (REG)	380	28,250
Novo Nordisk A/S – Class B	1,359	64,591
Orion Oyj – Class B	4,268	126,243
Pfizer, Inc.(e)	13,000	467,090
Roche Holding AG	1,066	228,563
Teva Pharmaceutical Industries Ltd. (Sponsored ADR)	3,860	82,990

		1,062,900

		2,829,270

Utilities – 1.4%
Electric Utilities – 0.7%
Endesa SA	783	17,275
Fortum Oyj	473	11,103
PG&E Corp.	2,531	109,668
Power Assets Holdings Ltd.	19,500	135,624
Red Electrica Corp. SA	10,154	198,250
SSE PLC	9,567	173,791
Tokyo Electric Power Co. Holdings, Inc.(d)	41,100	194,745

		840,456

Independent Power and Renewable Electricity Producers – 0.1%
AES Corp./VA	10,058	128,239

Multi-Utilities – 0.6%
CenterPoint Energy, Inc.(e)	9,626	251,528
Consolidated Edison, Inc.	918	70,438
Engie SA	9,764	154,025
National Grid PLC	17,217	190,024

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

WEC Energy Group, Inc.	1,207	$76,222

		742,237

		1,710,932

Consumer Staples – 1.4%
Beverages – 0.2%
Coca-Cola Co. (The)	630	27,090
Diageo PLC	665	24,434
PepsiCo, Inc.	1,292	129,523

		181,047

Food & Staples Retailing – 0.4%
Costco Wholesale Corp.	60	11,894
Empire Co., Ltd. – Class A	3,170	61,024
Walgreens Boots Alliance, Inc.	2,855	178,124
Walmart, Inc.(e)	2,996	247,290

		498,332

Food Products – 0.1%
General Mills, Inc.	930	39,330
Salmar ASA	650	28,340
Tyson Foods, Inc. – Class A	480	32,385

		100,055

Household Products – 0.2%
Kimberly-Clark Corp.	758	76,444
Procter & Gamble Co. (The)	3,058	223,754

		300,198

Personal Products – 0.1%
Unilever NV	2,432	135,630
Unilever PLC	279	15,382

		151,012

Tobacco – 0.4%
Altria Group, Inc.(e)	3,595	200,385
British American Tobacco PLC	668	34,289
Philip Morris International, Inc.(e)	470	37,384
Swedish Match AB	4,217	200,011

		472,069

		1,702,713

Telecommunication Services – 1.4%
Diversified Telecommunication Services – 1.2%
AT&T, Inc.(e)	12,238	395,532
BCE, Inc.	2,703	112,593
Bezeq The Israeli Telecommunication Corp., Ltd.	39,351	48,104
BT Group PLC	75,101	203,682
HKT Trust & HKT Ltd. – Class SS	35,000	44,119
Nippon Telegraph & Telephone Corp.	900	42,045
Telenor ASA	830	17,097
Telia Co. AB	61,320	287,511

22 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Verizon Communications, Inc.	5,340	$254,558

		1,405,241

Wireless Telecommunication Services – 0.2%
Tele2 AB – Class B(c)	10,389	127,129
Vodafone Group PLC	49,293	125,966

		253,095

		1,658,336

Real Estate – 0.6%
Equity Real Estate Investment Trusts (REITs) – 0.4%
AvalonBay Communities, Inc.	360	59,594
HCP, Inc.	663	15,892
Kimco Realty Corp.	860	13,296
Lamar Advertising Co. – Class A	154	10,660
Liberty Property Trust	2,271	100,401
Ventas, Inc.	860	47,008
VEREIT, Inc.	23,672	169,491
Vicinity Centres	13,160	26,538
Weyerhaeuser Co.	500	18,665

		461,545

Real Estate Management & Development – 0.2%
CapitaLand Ltd.	55,400	142,755
Hang Lung Group Ltd.	10,000	30,913
Kerry Properties Ltd.	27,500	146,658

		320,326

		781,871

Total Common Stocks (cost $35,328,625)		35,116,463

PREFERRED STOCKS – 6.3%
Real Estate – 6.3%
Diversified REITs – 1.5%
Colony NorthStar, Inc. Series I 7.15%	21,900	502,605
Gladstone Commercial Corp. Series D 7.00%	5,000	124,850
Global Net Lease, Inc. Series A 7.25%	4,075	100,286
Investors Real Estate Trust Series C 6.625%	1,200	28,500
PS Business Parks, Inc. Series U 5.75%(c)	8,600	214,312

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

PS Business Parks, Inc. Series V 5.70%(c)	1,800	$44,514
PS Business Parks, Inc. Series Y 5.20%(c)	3,650	82,381
Spirit Realty Capital, Inc. Series A 6.00%(c)	4,300	93,353
VEREIT, Inc. Series F 6.70%	15,475	391,517
Vornado Realty Trust Series K 5.70%(c)	4,000	96,560
Vornado Realty Trust Series L 5.40%	4,100	94,423

		1,773,301

Equity Real Estate Investment Trusts (REITs) – 0.2%
Kimco Realty Corp. Series L 5.125%	7,550	164,666
Public Storage Series G 5.05%(c)	2,000	48,360

		213,026

Health Care REITs – 0.3%
Sabra Health Care REIT, Inc. Series A 7.125%	4,300	109,220
Senior Housing Properties Trust 6.25%(c)	3,000	77,550
Ventas Realty LP/Ventas Capital Corp. 5.45%	5,625	140,625

		327,395

Hotel & Resort REITs – 0.8%
Ashford Hospitality Trust, Inc. Series F 7.375%	5,000	117,125
Ashford Hospitality Trust, Inc. Series G 7.375%	4,000	93,740
Ashford Hospitality Trust, Inc. Series I 7.50%	2,350	55,014
Hersha Hospitality Trust Series C 6.875%	3,000	72,900

24 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Hersha Hospitality Trust Series D 6.50%	2,300	$52,900
Hersha Hospitality Trust Series E 6.50%	2,100	48,384
LaSalle Hotel Properties Series I 6.375%	2,450	61,544
LaSalle Hotel Properties Series J 6.30%	2,400	60,048
Pebblebrook Hotel Trust Series C 6.50%	4,100	101,024
Pebblebrook Hotel Trust Series D 6.375%	800	19,528
Summit Hotel Properties, Inc. Series D 6.45%	2,450	59,951
Summit Hotel Properties, Inc. Series E 6.25%	5,000	117,700
Sunstone Hotel Investors, Inc. Series E 6.95%	4,475	113,038
Sunstone Hotel Investors, Inc. Series F 6.45%	1,425	34,200

		1,007,096

Industrial REITs – 0.4%
Gramercy Property Trust Series A 7.125%	3,900	99,684
Monmouth Real Estate Investment Corp. Series C 6.125%	7,600	180,804
Rexford Industrial Realty, Inc. Series A 5.875%	2,400	56,856
Rexford Industrial Realty, Inc. Series B 5.875%	2,400	55,800
STAG Industrial, Inc. Series B 6.625%	3,200	80,608

		473,752

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Office REITs – 0.1%
Boston Properties, Inc. Series B 5.25%	4,600	$109,664
Vornado Realty Trust Series M 5.25%(c)	2,400	53,280

		162,944

Residential REITs – 0.7%
American Homes 4 Rent Series D 6.50%	2,600	65,390
American Homes 4 Rent Series E 6.35%	8,675	216,354
American Homes 4 Rent Series F 5.875%	7,500	177,750
Apartment Investment & Management Co. Series A 6.875%	4,475	116,753
UMH Properties, Inc. Series C 6.75%	6,550	166,174
UMH Properties, Inc. Series D 6.375%	2,000	46,460

		788,881

Retail REITs – 1.3%
Cedar Realty Trust, Inc. Series C 6.50%	6,050	118,278
DDR Corp. Series A 6.375%	6,775	158,467
DDR Corp. Series J 6.50%	2,800	64,820
DDR Corp. Series K 6.25%	2,400	53,352
Federal Realty Investment Trust Series C 5.00%(c)	3,900	85,917
GGP, Inc. Series A 6.375%	6,925	167,654

26 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Kimco Realty Corp. Series K 5.625%	4,600	$106,674
National Retail Properties, Inc. Series F 5.20%(c)	8,900	197,936
Pennsylvania Real Estate Investment Trust Series D 6.875%(c)	3,000	62,970
Saul Centers, Inc. Series C 6.875%	2,008	49,999
Saul Centers, Inc. Series D 6.125%	8,000	180,800
Taubman Centers, Inc. Series J 6.50%	5,300	127,836
Taubman Centers, Inc. Series K 6.25%	2,800	66,500
Urstadt Biddle Properties, Inc. Series G 6.75%	1,000	24,910
Urstadt Biddle Properties, Inc. Series H 6.25%(c)	4,250	98,600
Washington Prime Group, Inc. Series H 7.50%	600	13,506
Washington Prime Group, Inc. Series I 6.875%	1,600	33,456

		1,611,675

Specialized REITs – 1.0%
Digital Realty Trust, Inc. Series C 6.625%	3,800	100,358
Digital Realty Trust, Inc. Series H 7.375%	2,000	52,140
Digital Realty Trust, Inc. Series I 6.35%	6,725	173,774
Digital Realty Trust, Inc. Series J 5.25%(c)	7,000	165,200
EPR Properties Series G 5.75%(c)	10,225	234,152

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

National Storage Affiliates Trust Series A 6.00%		4,700	$114,680
Public Storage Series C 5.125%		3,500	86,345
Public Storage Series E 4.90%(c)		8,000	191,200
Public Storage Series V 5.375%		1,650	40,607
Public Storage Series W 5.20%(c)		700	16,828

			1,175,284

Total Preferred Stocks (cost $7,927,428)			7,533,354

		Principal Amount (000)
EMERGING MARKETS – SOVEREIGNS – 1.8%
Argentina – 0.2%
Argentine Republic Government International Bond 7.50%, 4/22/26	U.S.$	300	295,500

Bahrain – 0.1%
Bahrain Government International Bond 7.00%, 10/12/28(f)		200	177,750

Costa Rica – 0.0%
Costa Rica Government International Bond 4.37%, 5/22/19(f)		33	32,905

Ecuador – 0.2%
Ecuador Government International Bond 9.65%, 12/13/26(f)		200	197,307

Egypt – 0.2%
Citigroup Global Markets Holdings, Inc./United States Series GSNP Zero Coupon, 10/04/18	EGP	5,350	280,972

Ethiopia – 0.2%
Ethiopia International Bond 6.625%, 12/11/24(f)	U.S.$	200	196,750

28 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Gabon – 0.2%
Gabon Government International Bond 6.375%, 12/12/24(f)	U.S.$	200	$191,500

Ivory Coast – 0.2%
Ivory Coast Government International Bond 6.625%, 3/22/48(f)	EUR	200	230,303

Kenya – 0.2%
Kenya Government International Bond 7.25%, 2/28/28(f)	U.S.$	200	200,846

Ukraine – 0.2%
Ukraine Government International Bond 7.75%, 9/01/22(f)		200	203,750

Zambia – 0.1%
Zambia Government International Bond 8.50%, 4/14/24(f)		200	185,500

Total Emerging Markets – Sovereigns (cost $2,314,277)			2,193,083

EMERGING MARKETS – TREASURIES – 1.2%
Argentina – 0.1%
Argentine Bonos del Tesoro 21.20%, 9/19/18	ARS	3,700	142,902

Brazil – 0.4%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21	BRL	1,867	513,869

Dominican Republic – 0.4%
Dominican Republic International Bond 16.95%, 2/04/22(f)	DOP	19,700	498,425

South Africa – 0.2%
Republic of South Africa Government Bond Series R186 10.50%, 12/21/26	ZAR	1,800	157,411

Sri Lanka – 0.1%
Sri Lanka Government Bonds Series A 11.50%, 12/15/21	LKR	19,000	124,763

Total Emerging Markets – Treasuries (cost $1,628,859)			1,437,370

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS – TREASURIES – 0.5%
Indonesia – 0.2%
Indonesia Treasury Bond Series FR56 8.375%, 9/15/26	IDR	2,319,000	$178,568
Series FR71 9.00%, 3/15/29		981,000	78,808

			257,376

Mexico – 0.2%
Mexican Bonos Series M 20 10.00%, 12/05/24	MXN	3,049	170,434

Russia – 0.1%
Russian Federal Bond – OFZ Series 6215 7.00%, 8/16/23	RUB	9,790	158,572

Total Governments – Treasuries (cost $650,519)			586,382

EMERGING MARKETS – CORPORATE BONDS – 0.3%
Financial Institutions – 0.2%
Banking – 0.2%
Fidelity Bank PLC 10.50%, 10/16/22(f)	U.S.$	200	206,004

Industrial – 0.1%
Energy – 0.1%
Petrobras Global Finance BV 6.25%, 3/17/24		100	101,000

Total Emerging Markets – Corporate Bonds (cost $304,577)			307,004

QUASI-SOVEREIGNS – 0.2%
Quasi-Sovereign Bonds – 0.2%
Venezuela – 0.2%
Petroleos de Venezuela SA 5.50%, 4/12/37(d)(f)(g) (cost $437,247)		1,150	273,700

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.1%
Argentina – 0.1%
Autonomous City of Buenos Aires Argentina Series 20 27.824% (BADLAR + 5.00%), 1/23/22(h) (cost $194,938)	ARS	3,248	125,400

30 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 5.9%
Investment Companies – 5.9%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.57%(a)(b)(i) (cost $7,086,574)	7,086,574	$7,086,574

Total Investments Before Security Lending Collateral for Securities Loaned – 98.6% (cost $122,719,687)		118,560,180

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 5.2%
Investment Companies – 5.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.57%(a)(b)(i) (cost $6,180,476)	6,180,476	6,180,476

Total Investments – 103.8% (cost $128,900,163)		124,740,656
Other assets less liabilities – (3.8)%		(4,522,724)

Net Assets – 100.0%		$120,217,932

FUTURES (see Note D)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at May 31, 2018	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	24	June 2018	AUD	2,400		$2,312,682	$2,341,448	$28,766
10 Yr Mini Japan Government Bond Futures	9	June 2018	JPY	90,000		1,247,057	1,248,757	1,700
Amsterdam Index Futures	1	June 2018	EUR	0	*	130,913	129,110	(1,803)
Cac40 10 Euro Futures	7	June 2018	EUR	0	*	448,827	440,101	(8,726)
Canadian 10 Yr Bond Futures	17	September 2018	CAD	1,700		1,740,418	1,782,338	41,920
DAX Index Futures	1	June 2018	EUR	0	*	379,519	368,602	(10,917)
Euro STOXX 50 Index Futures	10	June 2018	EUR	0	*	413,694	398,295	(15,399)

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

Description	Number of Contracts	Expiration Month	Notional (000)			Original Value	Value at May 31, 2018	Unrealized Appreciation/ (Depreciation)
FTSE 100 Index Futures	9	June 2018	GBP	0	*	$920,810	$917,651	$(3,159)
IBEX 35 Index Futures	1	June 2018	EUR	0	*	119,351	110,441	(8,910)
Mini MSCI Emerging Market Futures	11	June 2018	USD	1		653,316	616,935	(36,381)
Omxs30 Index Futures	40	June 2018	SEK	4		722,209	700,071	(22,138)
S&P 500 E-Mini Futures	11	June 2018	USD	1		1,491,196	1,488,025	(3,171)
SPI 200 Futures	1	June 2018	AUD	0	*	114,782	113,740	(1,042)
TOPIX Index Futures	10	June 2018	JPY	100		1,603,137	1,603,622	485

Sold Contracts
Hang Seng Index Futures	5	June 2018	HKD	0	*	976,196	972,084	4,112
Mini S&P TSX 60 Futures	2	June 2018	CAD	0	*	70,334	73,215	(2,881)
MSCI EAFE Futures	119	June 2018	USD	6		12,056,959	11,822,650	234,309
MSCI Singapore IX ETS Futures	2	June 2018	SGD	0	*	59,947	58,483	1,464
S&P 500 E-Mini Futures	171	June 2018	USD	9		23,412,612	23,132,025	280,587
S&P TSX 60 Index Futures	16	June 2018	CAD	3		2,284,717	2,342,866	(58,149)
SPI 200 Futures	3	June 2018	AUD	0	*	346,337	341,220	5,117

								$425,784

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	TWD	62,380	USD	2,152	6/07/18	$69,742
Bank of America, NA	USD	874	TRY	3,428	6/19/18	(121,848)
Bank of America, NA	USD	1,158	RUB	71,672	6/26/18	(11,417)
Bank of America, NA	USD	1,122	PHP	59,638	9/11/18	1,302
Bank of America, NA	USD	1,025	JPY	111,725	6/19/18	3,130
Barclays Bank PLC	CLP	412,384	USD	691	6/21/18	36,750
Barclays Bank PLC	KRW	383,700	USD	360	7/26/18	4,756
Barclays Bank PLC	CNY	7,214	USD	1,135	7/19/18	14,009
Barclays Bank PLC	TRY	1,174	USD	247	6/19/18	(10,942)
Barclays Bank PLC	USD	181	CHF	178	6/19/18	308
Barclays Bank PLC	USD	922	NOK	7,163	6/19/18	(45,645)
Barclays Bank PLC	USD	967	TWD	28,151	6/07/18	(27,904)
Barclays Bank PLC	USD	1,611	MXN	30,358	6/19/18	(93,303)
BNP Paribas SA	USD	552	JPY	60,160	6/19/18	2,039
Citibank, NA	KRW	481,122	USD	452	7/26/18	6,409

32 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	JPY	159,534	USD	1,481	6/19/18	$12,547
Citibank, NA	PEN	5,918	USD	1,829	6/21/18	21,809
Citibank, NA	EUR	1,496	USD	1,846	6/19/18	95,135
Citibank, NA	GBP	709	USD	984	6/19/18	40,974
Citibank, NA	CAD	660	USD	524	6/19/18	15,162
Citibank, NA	USD	1,166	INR	79,194	8/09/18	(1,112)
Citibank, NA	USD	1,502	JPY	159,534	6/19/18	(34,496)
Credit Suisse International	CLP	258,963	USD	417	6/19/18	6,037
Credit Suisse International	NOK	16,610	USD	2,119	6/19/18	87,679
Credit Suisse International	MXN	10,603	USD	572	6/19/18	41,899
Credit Suisse International	SEK	6,323	USD	730	6/19/18	11,915
Credit Suisse International	TWD	4,944	USD	167	6/19/18	1,874
Credit Suisse International	TWD	3,654	USD	126	6/07/18	3,601
Credit Suisse International	NZD	1,250	USD	872	6/19/18	(3,133)
Credit Suisse International	CAD	1,155	USD	900	6/19/18	9,224
Credit Suisse International	CHF	993	USD	1,057	6/19/18	47,665
Credit Suisse International	PLN	859	USD	250	6/19/18	17,589
Credit Suisse International	USD	2,076	EUR	1,706	6/19/18	(79,325)
Credit Suisse International	USD	531	PEN	1,736	6/21/18	(1,422)
Credit Suisse International	USD	243	ZAR	3,040	6/19/18	(4,453)
Credit Suisse International	USD	1,749	NOK	13,891	6/19/18	(50,127)
Credit Suisse International	USD	1,938	SEK	16,249	6/19/18	(93,240)
Credit Suisse International	USD	127	HUF	33,470	6/19/18	(4,900)
Deutsche Bank AG	COP	2,039,210	USD	752	6/21/18	46,580
Deutsche Bank AG	USD	586	INR	39,840	8/09/18	251
Deutsche Bank AG	USD	638	IDR	9,029,231	6/29/18	9,069
Goldman Sachs International	GBP	608	USD	840	6/19/18	31,096
Goldman Sachs International	EUR	1,066	USD	1,298	6/19/18	50,543
Goldman Sachs International	USD	1,211	GBP	878	6/19/18	(42,819)
Goldman Sachs International	USD	758	CAD	967	6/19/18	(11,438)
Goldman Sachs International	USD	1,871	EUR	1,496	6/19/18	(119,660)
Goldman Sachs International	USD	967	TRY	4,014	6/19/18	(86,565)
Goldman Sachs International	USD	377	IDR	5,228,603	7/26/18	(3,417)
HSBC Bank USA	USD	991	GBP	709	6/19/18	(47,833)
Morgan Stanley Capital Services, Inc.	SEK	16,888	USD	2,058	6/19/18	140,600
Morgan Stanley Capital Services, Inc.	USD	526	CAD	660	6/19/18	(16,591)
Morgan Stanley Capital Services, Inc.	USD	1,523	JPY	161,690	6/19/18	(35,107)
Standard Chartered Bank	USD	298	CNY	1,885	7/19/18	(5,062)
State Street Bank & Trust Co.	HUF	134,118	USD	533	6/19/18	42,173

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	THB	19,956	USD	634	6/19/18	$9,931
State Street Bank & Trust Co.	ZAR	8,798	USD	724	6/19/18	34,251
State Street Bank & Trust Co.	CZK	3,218	USD	157	6/19/18	11,041
State Street Bank & Trust Co.	JPY	2,819	USD	26	6/19/18	(325)
State Street Bank & Trust Co.	PLN	1,340	USD	394	6/19/18	31,247
State Street Bank & Trust Co.	MYR	677	USD	175	7/12/18	5,774
State Street Bank & Trust Co.	NZD	872	USD	631	6/19/18	21,073
State Street Bank & Trust Co.	AUD	1,040	USD	786	6/19/18	(1,046)
State Street Bank & Trust Co.	AUD	598	USD	466	6/19/18	13,826
State Street Bank & Trust Co.	NOK	534	USD	67	6/19/18	1,489
State Street Bank & Trust Co.	CAD	591	USD	461	6/19/18	4,388
State Street Bank & Trust Co.	CHF	871	USD	929	6/19/18	44,799
State Street Bank & Trust Co.	CHF	469	USD	471	6/19/18	(5,305)
State Street Bank & Trust Co.	HKD	429	USD	55	6/19/18	(12)
State Street Bank & Trust Co.	GBP	527	USD	738	6/19/18	36,749
State Street Bank & Trust Co.	EUR	205	USD	238	7/18/18	(2,582)
State Street Bank & Trust Co.	ILS	145	USD	41	6/19/18	(101)
State Street Bank & Trust Co.	DKK	193	USD	31	6/19/18	497
State Street Bank & Trust Co.	ILS	39	USD	11	7/17/18	27
State Street Bank & Trust Co.	SGD	30	USD	22	6/19/18	(7)
State Street Bank & Trust Co.	EUR	49	USD	58	6/19/18	414
State Street Bank & Trust Co.	EUR	7	USD	8	7/17/18	(14)
State Street Bank & Trust Co.	EUR	5	USD	6	7/17/18	21
State Street Bank & Trust Co.	USD	330	EUR	276	6/19/18	(7,365)
State Street Bank & Trust Co.	USD	5	CHF	5	6/19/18	26
State Street Bank & Trust Co.	USD	129	GBP	94	6/19/18	(4,295)
State Street Bank & Trust Co.	USD	373	CAD	477	6/19/18	(5,165)
State Street Bank & Trust Co.	USD	5	HKD	38	6/19/18	2
State Street Bank & Trust Co.	USD	219	NOK	1,697	6/19/18	(11,136)
State Street Bank & Trust Co.	USD	11	DKK	70	6/19/18	(14)
State Street Bank & Trust Co.	USD	565	CHF	524	6/19/18	(32,789)
State Street Bank & Trust Co.	USD	743	AUD	948	6/19/18	(25,793)
State Street Bank & Trust Co.	USD	21	SEK	182	6/19/18	(453)
State Street Bank & Trust Co.	USD	60	JPY	6,551	6/19/18	435
State Street Bank & Trust Co.	USD	481	NZD	665	6/19/18	(15,431)
State Street Bank & Trust Co.	USD	199	PLN	678	6/19/18	(15,822)
State Street Bank & Trust Co.	USD	248	MYR	975	7/12/18	(3,955)
State Street Bank & Trust Co.	USD	252	ZAR	3,092	6/19/18	(9,552)
State Street Bank & Trust Co.	USD	149	CZK	3,177	6/19/18	(5,316)
State Street Bank & Trust Co.	USD	135	THB	4,282	6/19/18	(586)
UBS AG	JPY	103,897	USD	975	6/19/18	19,100

						$8,134

CALL OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)			Premiums Received	U.S. $ Value
Euro STOXX 50 Index	Citibank, NA	580	EUR	3,425.00	July 2018	EUR	1		$42,175	$(39,491)
FTSE 100 Index	Citibank, NA	110	GBP	7,700.00	June 2018	GBP	0	*	13,507	(8,340)

34 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)		Premiums Received	U.S. $ Value
Nikkei 225 Index	Goldman Sachs International	6,000	JPY	22,250.00	July 2018	JPY	6	$26,199	$(20,921)
S&P 500 Index	Goldman Sachs International	2,200	USD	2,725.00	June 2018	USD	2	87,252	(35,945)
S&P 500 Index	Goldman Sachs International	600	USD	2,620.00	June 2018	USD	1	24,462	(56,332)

								$193,595	$(161,029)

PUT OPTIONS WRITTEN (see Note D)

Description	Counterparty	Contracts	Exercise Price		Expiration Month	Notional (000)			Premiums Received	U.S. $ Value
Euro STOXX 50 Index	Citibank, NA	580	EUR	3,425.00	July 2018	EUR	1		$59,668	$(59,219)
FTSE 100 Index	Citibank, NA	110	GBP	7,700.00	June 2018	GBP	0	*	9,698	(13,388)
Nikkei 225 Index	Goldman Sachs International	6,000	JPY	22,250.00	July 2018	JPY	6		23,075	(25,303)
S&P 500 Index	Goldman Sachs International	600	USD	2,620.00	June 2018	USD	1		36,594	(4,563)
S&P 500 Index	Goldman Sachs International	2,200	USD	2,725.00	June 2018	USD	2		76,901	(76,953)

									$205,936	$(179,426)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD 310	8/21/20	3 Month LIBOR	1.620%	Quarterly/Semi-Annual	$(5,996)	$—	$(5,996)
USD 1,050	1/10/22	3 Month LIBOR	1.941%	Quarterly/Semi-Annual	(26,128)	—	(26,128)
EUR 990	1/10/22	0.107%	6 Month EURIBOR	Annual/Semi-Annual	(2,435)	—	(2,435)
EUR 150	3/24/27	6 Month EURIBOR	0.829%	Semi-Annual/Annual	1,019	—	1,019
EUR 230	5/05/27	6 Month EURIBOR	0.790%	Semi-Annual/Annual	(24)	1	(25)

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
EUR 210	6/02/27	6 Month EURIBOR	0.762%	Semi-Annual/Annual	$1,257	$129	$1,128
USD 340	6/07/27	3 Month LIBOR	2.148%	Quarterly/Semi-Annual	(18,434)	—	(18,434)
USD 450	6/20/27	3 Month LIBOR	2.144%	Quarterly/Semi-Annual	(24,938)	—	(24,938)
USD 290	6/30/27	3 Month LIBOR	2.219%	Quarterly/Semi-Annual	(14,323)	—	(14,323)
USD 240	7/11/27	3 Month LIBOR	2.379%	Quarterly/Semi-Annual	(8,636)	—	(8,636)
USD 620	8/08/27	3 Month LIBOR	2.280%	Quarterly/Semi-Annual	(27,650)	—	(27,650)
USD 470	9/11/27	3 Month LIBOR	2.043%	Quarterly/Semi-Annual	(33,284)	—	(33,284)
USD 300	9/29/27	3 Month LIBOR	2.290%	Quarterly/Semi-Annual	(15,237)	—	(15,237)
USD 520	10/10/27	3 Month LIBOR	2.354%	Quarterly/Semi-Annual	(23,711)	—	(23,711)
USD 280	11/08/27	3 Month LIBOR	2.326%	Quarterly/Semi-Annual	(13,472)	—	(13,472)
SEK 560	12/06/27	3 Month STIBOR	1.083%	Quarterly/Annual	497	(3)	500
USD 360	12/27/27	3 Month LIBOR	2.492%	Quarterly/Semi-Annual	(10,288)	—	(10,288)
USD 1,200	1/09/28	3 Month LIBOR	2.468%	Quarterly/Semi-Annual	(34,160)	—	(34,160)
GBP 140	1/09/28	1.320%	6 Month LIBOR	Semi-Annual/Semi-Annual	1,610	—	1,610
NOK 11,460	1/11/28	6 Month NIBOR	1.906%	Semi-Annual/Annual	(21,972)	—	(21,972)
SEK 4,220	1/11/28	3 Month STIBOR	1.193%	Quarterly/Annual	6,027	1	6,026

36 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
CHF 20	1/11/28	0.270%	6 Month LIBOR	Annual/Semi-Annual	$92	$6	$86
USD 300	1/16/28	3 Month LIBOR	2.558%	Quarterly/Semi-Annual	(6,951)	—	(6,951)
USD 350	1/23/28	3 Month LIBOR	2.690%	Quarterly/Semi-Annual	(4,008)	—	(4,008)
AUD 1,590	3/02/28	2.918%	6 Month BBSW	Semi-Annual/Semi-Annual	(10,760)	—	(10,760)
JPY 56,160	3/05/28	0.316%	6 Month LIBOR	Semi-Annual/Semi-Annual	(1,648)	—	(1,648)
NZD 850	3/05/28	3 Month BKBM	3.195%	Quarterly/Semi-Annual	7,849	—	7,849
USD 660	3/09/28	3 Month LIBOR	2.931%	Quarterly/Semi-Annual	2,653	—	2,653
CAD 670	4/09/28	3 Month CDOR	2.563%	Semi-Annual/Semi-Annual	(1,003)	(12)	(991)
GBP 430	4/09/28	1.555%	6 Month LIBOR	Semi-Annual/Semi-Annual	(5,432)	—	(5,432)
AUD 380	4/10/28	2.860%	6 Month BBSW	Semi-Annual/Semi-Annual	(512)	—	(512)
JPY 59,550	4/11/28	0.297%	6 Month LIBOR	Semi-Annual/Semi-Annual	(296)	—	(296)
SEK 2,670	4/11/28	3 Month STIBOR	1.205%	Quarterly/Annual	2,500	(1)	2,501
USD 1,520	4/11/28	3 Month LIBOR	2.825%	Quarterly/Semi-Annual	(6,363)	—	(6,363)
EUR 260	4/11/28	0.959%	6 Month EURIBOR	Annual/Semi-Annual	(2,486)	—	(2,486)

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

		Rate Type
Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
USD 120	4/25/28	3 Month LIBOR	3.011%	Quarterly/Semi-Annual	$1,491	$—	$1,491
CAD 2,340	5/11/28	3 Month CDOR	2.760%	Semi-Annual/Semi-Annual	27,050	—	27,050
GBP 780	5/11/28	1.593%	6 Month LIBOR	Semi-Annual/Semi-Annual	(13,045)	—	(13,045)
NOK 3,860	5/15/28	6 Month NIBOR	2.234%	Semi-Annual/Annual	3,878	—	3,878
EUR 1,450	5/15/28	1.005%	6 Month EURIBOR	Annual/Semi-Annual	(18,287)	5	(18,292)
CHF 990	5/15/28	0.490%	6 Month LIBOR	Annual/Semi-Annual	(10,597)	2	(10,599)
USD 520	5/15/28	3 Month LIBOR	3.011%	Quarterly/Semi-Annual	6,271	—	6,271
NZD 470	5/15/28	3 Month BKBM	3.156%	Quarterly/Semi-Annual	2,186	—	2,186
USD 220	8/21/45	3 Month LIBOR	2.630%	Quarterly/Semi-Annual	(12,538)	—	(12,538)
USD 70	9/04/45	3 Month LIBOR	2.708%	Quarterly/Semi-Annual	(3,287)	—	(3,287)

					$(313,521)	$128	$(313,649)

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD 8,300	1/05/23	2.163%	CPI#	Maturity	$51,883
Bank of America, NA	USD 610	1/19/23	2.213%	CPI#	Maturity	1,882
Deutsche Bank AG	USD 1,920	10/01/20	1.273%	CPI#	Maturity	67,720
JPMorgan Chase Bank, NA	USD 400	11/10/21	1.896%	CPI#	Maturity	7,522

						$129,007

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

38 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Payment Frequency	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Bank of America, NA
iBoxx $ Liquid High Yield Index	1,250,000	LIBOR	Quarterly	USD	1,250	6/20/18	$(1,075)
Markit iBoxx EUR Liquid High Yield Index	830,000	EURIBOR	Maturity/ Quarterly	EUR	830	3/20/19	(8,628)
Goldman Sachs International
iBoxx $ Liquid High Yield Index	3,500,000	LIBOR	Quarterly	USD	3,500	6/20/18	3,236
Markit iBoxx EUR Liquid High Yield Index	320,000	EURIBOR	Quarterly	EUR	320	3/20/19	(4,588)
Markit iBoxx EUR Liquid High Yield Index	940,000	EURIBOR	Quarterly	EUR	940	3/20/19	(21,381)
Markit iBoxx EUR Liquid High Yield Index	5,130,000	EURIBOR	Quarterly	EUR	5,130	3/20/19	(50,089)

Pay Total Return on Reference Obligation
Bank of America, NA
iBoxx $ Liquid High Yield Index	15,890,000	LIBOR	Quarterly	USD	15,890	6/20/18	(89,776)
Goldman Sachs International
iBoxx $ Liquid High Yield Index	1,670,000	LIBOR	Quarterly	USD	1,670	6/20/18	6,430
iBoxx $ Liquid High Yield Index	1,000,000	LIBOR	Quarterly	USD	1,000	6/20/18	5,153
Markit iBoxx EUR Liquid High Yield Index	9,970,000	EURIBOR	Quarterly	EUR	9,970	3/20/19	221,345
Morgan Stanley Capital Services, Inc.
MSABILN7	346,632	FedFund Effective55	Maturity	USD	38,232	6/29/18	– 0	–

$60,627

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 39

PORTFOLIO OF INVESTMENTS (continued)

*	Notional amount less than 500.

(a)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Affiliated investments.

(c)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(d)	Non-income producing security.

(e)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(f)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2018, the aggregate market value of these securities amounted to $2,728,401 or 2.3% of net assets.

(g)	Defaulted.

(h)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at May 31, 2018.

(i)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

CZK – Czech Koruna

DKK – Danish Krone

DOP – Dominican Peso

EGP – Egyptian Pound

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

HUF – Hungarian Forint

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

LKR – Sri Lankan Rupee

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

PLN – Polish Zloty

RUB – Russian Ruble

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

40 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Glossary:

ADR – American Depositary Receipt

BADLAR – Argentina Deposit Rates Badlar Private Banks

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

CDOR – Canadian Dealer Offered Rate

DAX – Deutscher Aktien Index (German Stock Index)

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

ETN – Exchange Traded Note

ETS – Emission Trading Scheme

EURIBOR – Euro Interbank Offered Rate

FTSE – Financial Times Stock Exchange

IBEX – International Business Exchange

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

REG – Registered Shares

REIT – Real Estate Investment Trust

RSP – Risparmio (Convertible Savings Shares)

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

The following table represents the 50 largest equity basket holdings underlying the total return swap with MSABILN7 as of May 31, 2018.

Security Description	Shares	Market Value as of 5/31/18	Percent of Basket’s Net Assets
Nice Ltd.	13,719	$513,231,365	23.3%
Nippon Telegraph & Telephone Corp.	33,882	172,999,097	7.8%
Oracle Corp Japan	18,788	155,750,038	7.1%
Royal Dutch Shell PLC	57,710	154,490,351	7.0%
Otsuka Corp.	25,884	116,347,606	5.3%
Croda International PLC	22,367	104,275,109	4.7%
Mitsubishi UFJ Financial Group Inc.	147,939	97,018,531	4.4%
British American Tobacco PLC	23,881	92,397,456	4.2%
Intertek Group PLC	15,723	85,942,990	3.9%
Next PLC	13,896	80,597,463	3.7%
Moneysupermarket.com Group PLC	235,728	74,702,138	3.4%
Diageo PLC	26,360	72,818,346	3.3%
IG Group Holdings PLC	65,074	56,256,182	2.5%
Auto Trader Group PLC	151,711	53,493,423	2.4%
Persimmon PLC	18,744	53,082,887	2.4%
Compass Group PLC	30,318	49,039,315	2.2%
Unilever PLC	10,408	43,155,059	2.0%
Indivior PLC	83,530	40,169,527	1.8%
Daiichikosho Co Ltd.	7,591	38,560,994	1.7%
Direct Line Insurance Group PLC	90,244	32,262,158	1.5%
HKT Trust & HKT Ltd.	1,329,225	13,092,869	0.6%
Hang Seng Bank Ltd.	55,899	10,972,881	0.5%
Salmar ASA	29,398	10,495,046	0.5%
DNB ASA	41,668	6,104,434	0.3%

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 41

PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares	Market Value as of 5/31/18	Percent of Basket’s Net Assets
Telenor ASA	33,922	$5,717,549	0.3%
Tryg A/S	33,326	4,888,920	0.2%
Royal Unibrew A/S	7,442	3,401,044	0.2%
Aristocrat Leisure Ltd.	84,867	2,549,420	0.1%
Total System Services Inc.	29,208	2,488,213	0.1%
UnitedHealth Group Inc.	9,164	2,213,275	0.1%
Oracle Corp.	39,946	1,866,293	0.1%
Raytheon Co.	8,827	1,849,341	0.1%
Toronto-Dominion Bank/The	24,336	1,842,208	0.1%
Microsoft Corp.	18,320	1,810,775	0.1%
Anthem Inc.	7,670	1,698,260	0.1%
Royal Bank of Canada	15,900	1,558,156	0.1%
Swiss Re AG	17,054	1,452,668	0.1%
Booz Allen Hamilton Holding Corp.	31,990	1,442,428	0.1%
Apple Inc.	7,638	1,427,244	0.1%
Boeing Co./The	4,004	1,409,920	0.1%
Amadeus IT Group SA	20,436	1,387,590	0.1%
Ross Stores Inc.	16,613	1,310,466	0.1%
DBS Group Holdings Ltd.	45,859	1,301,021	0.1%
Amcor Ltd./Australia	91,305	1,283,755	0.1%
Tyson Foods Inc.	18,554	1,251,822	0.1%
Comcast Corp.	40,086	1,249,867	0.1%
Fidelity National Information Services Inc.	11,672	1,193,103	0.1%
FNF Group	32,225	1,191,019	0.1%
Texas Instruments Inc.	10,352	1,158,525	0.1%
Marsh & McLennan Cos., Inc.	14,404	1,157,645	0.1%
Other	584,597	29,146,075	0.5%

Total		$2,206,501,867	100.0%

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

May 31, 2018 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $54,801,986)	$53,470,634 (a)
Affiliated issuers (cost $74,098,177—including investment of cash collateral for securities loaned of $6,180,476)	71,270,022
Cash collateral due from broker	731,594
Foreign currencies, at value (cost $351,958)	335,981
Unrealized appreciation on forward currency exchange contracts	1,106,957
Receivable for capital stock sold	542,265
Affiliated dividends receivable	327,985
Unaffiliated dividends and interest receivable	323,522
Unrealized appreciation on total return swaps	236,164
Receivable for variation margin on futures	177,542
Unrealized appreciation on inflation swaps	129,007
Receivable for investment securities sold	11,809
Receivable due from Adviser	650
Receivable for terminated centrally cleared interest rate swaps	34

Total assets	128,664,166

Liabilities
Due to custodian	46,439
Options written, at value (premiums received $399,531)	340,455
Payable for collateral received on securities loaned	6,180,476
Unrealized depreciation on forward currency exchange contracts	1,098,823
Payable for investment securities purchased and foreign currency transactions	431,558
Unrealized depreciation on total return swaps	175,537
Payable for terminated total return swaps	86,381
Payable for capital stock redeemed	9,403
Payable for variation margin on centrally cleared swaps	3,090
Directors’ fees payable	1,873
Distribution fee payable	1,734
Transfer Agent fee payable	1,150
Accrued expenses	69,315

Total liabilities	8,446,234

Net Assets	$120,217,932

Composition of Net Assets
Capital stock, at par	$1,225
Additional paid-in capital	124,698,652
Undistributed net investment income	416,471
Accumulated net realized loss on investment and foreign currency transactions	(1,094,029)
Net unrealized depreciation on investments and foreign currency denominated assets and liabilities	(3,804,387)

$120,217,932

(a)	Includes securities on loan with a value of $6,063,619 (see Note E).

See notes to financial statements.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 43

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$5,521,224	563,442	$9.80	*

C	$665,107	67,873	$9.80

Advisor	$114,031,601	11,618,763	$9.81

*	The maximum offering price per share for Class A shares was $10.23 which reflects a sales charge of 4.25%.

See notes to financial statements.

44 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2018 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $38,955)	$1,126,810
Affiliated issuers	2,008,306
Interest (net of foreign taxes withheld of $453)	201,568	$3,336,684

Expenses
Advisory fee (see Note B)	315,469
Distribution fee—Class A	6,615
Distribution fee—Class C	2,754
Transfer agency—Class A	570
Transfer agency—Class C	74
Transfer agency—Advisor Class	11,699
Custodian	104,829
Audit and tax	59,355
Administrative	38,568
Registration fees	26,276
Legal	19,170
Directors’ fees	14,156
Printing	10,480
Miscellaneous	17,619

Total expenses	627,634
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(339,589)

Net expenses		288,045

Net investment income		3,048,639

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		(43,884)
Investment transactions		343,185
Forward currency exchange contracts		(188,359)
Futures		(593,182)
Options written		(380,455)
Swaps		(317,927)
Foreign currency transactions		(23,767)
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		(2,733,240)
Investments		(2,294,528)
Forward currency exchange contracts		(28,209)
Futures		817,118
Options written		52,289
Swaps		53,403
Foreign currency denominated assets and liabilities		(14,641)

Net loss on investment and foreign currency transactions		(5,352,197)

Contributions from Affiliates (see Note B)		297

Net Decrease in Net Assets from Operations		$(2,303,261)

See notes to financial statements.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 45

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,048,639	$2,754,690
Net realized gain (loss) on investment and foreign currency transactions	(1,204,389)	3,077,162
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(4,147,808)	37,478
Contributions from Affiliates (see Note B)	297	– 0	–

Net increase (decrease) in net assets from operations	(2,303,261)	5,869,330
Dividends and Distributions to Shareholders from
Net investment income
Class A	(122,536)	(156,684)
Class C	(10,845)	(12,200)
Advisor Class	(2,638,153)	(3,023,478)
Net realized gain on investment transactions
Class A	(106,263)	– 0	–
Class C	(8,224)	– 0	–
Advisor Class	(1,823,688)	– 0	–
Capital Stock Transactions
Net increase	31,890,837	72,236,442

Total increase	24,877,867	74,913,410
Net Assets
Beginning of period	95,340,065	20,426,655

End of period (including undistributed net investment income of $416,471 and $139,366, respectively)	$120,217,932	$95,340,065

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

May 31, 2018 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 28 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Income Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 47

NOTES TO FINANCIAL STATEMENTS (continued)

Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most for-

48 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

eign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 49

NOTES TO FINANCIAL STATEMENTS (continued)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2018:

Investments in Securities:	Level 1	Level 2			Level 3			Total
Assets:
Investment Companies	$63,900,850	$	– 0	–	$	– 0	–	$63,900,850
Common Stocks:
Financials	3,050,052		2,839,070			– 0	–	5,889,122
Consumer Discretionary	2,641,905		2,474,124			– 0	–	5,116,029
Information Technology	3,967,426		610,873			– 0	–	4,578,299
Energy	1,590,306		2,919,503			– 0	–	4,509,809
Materials	1,338,231		1,983,423			– 0	–	3,321,654
Industrials	1,877,002		1,141,426			– 0	–	3,018,428
Health Care	1,996,001		833,269			– 0	–	2,829,270
Utilities	771,719		939,213			– 0	–	1,710,932
Consumer Staples	1,264,627		438,086			– 0	–	1,702,713
Telecommunication Services	762,683		895,653			– 0	–	1,658,336
Real Estate	435,007		346,864			– 0	–	781,871

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NOTES TO FINANCIAL STATEMENTS (continued)

Investments in Securities:	Level 1		Level 2			Level 3			Total
Preferred Stocks	$7,533,354		$	– 0	–	$	– 0	–	$7,533,354
Emerging Markets – Sovereigns	– 0	–		2,193,083			– 0	–	2,193,083
Emerging Markets – Treasuries	– 0	–		1,437,370			– 0	–	1,437,370
Governments – Treasuries	– 0	–		586,382			– 0	–	586,382
Emerging Markets – Corporate Bonds	– 0	–		307,004			– 0	–	307,004
Quasi-Sovereigns	– 0	–		273,700			– 0	–	273,700
Local Governments – Regional Bonds	– 0	–		125,400			– 0	–	125,400
Short-Term Investments	7,086,574			– 0	–		– 0	–	7,086,574
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	6,180,476			– 0	–		– 0	–	6,180,476

Total Investments in Securities	104,396,213			20,344,443			– 0	–	124,740,656
Other Financial Instruments(a):
Assets:
Futures	587,282			11,178			– 0	–	598,460	(b)
Forward Currency Exchange Contracts	– 0	–		1,106,957			– 0	–	1,106,957
Centrally Cleared Interest Rate Swaps	– 0	–		64,380			– 0	–	64,380	(b)
Inflation (CPI) Swaps	– 0	–		129,007			– 0	–	129,007
Total Return Swaps	– 0	–		236,164			– 0	–	236,164
Liabilities:
Futures	(100,582)			(72,094)			– 0	–	(172,676	)(b)
Forward Currency Exchange Contracts	– 0	–		(1,098,823)			– 0	–	(1,098,823)
Call Options Written	– 0	–		(161,029)			– 0	–	(161,029)
Put Options Written	– 0	–		(179,426)			– 0	–	(179,426)
Centrally Cleared Interest Rate Swaps	– 0	–		(377,901)			– 0	–	(377,901	)(b)
Total Return Swaps	– 0	–		(175,537)			– 0	–	(175,537)

Total(c)	$104,882,913			$19,827,319		$	– 0	–	$124,710,232

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments. Exchange-traded swaps with upfront premiums are presented here as market value.

(c)	There were de minimis transfers under 1% of net assets between Level 1 and Level 2 during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 51

NOTES TO FINANCIAL STATEMENTS (continued)

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

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NOTES TO FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year and the prior tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% for the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. Effective August 28, 2017, the advisory fee was reduced from a flat fee of .70% of the Fund’s average daily net assets at all asset levels to the current fee schedule. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses, excluding, among other items, the Portfolio’s proportionate share of the advisory fees and other expenses of AB High Income Fund, Inc. (“ABHI”) on an annual basis (the “Expense Caps”) to .99%, 1.74% and .74% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the six months ended May 31, 2018, such reimbursements/waivers amounted to $153,873. The Expense Caps may not be terminated by the Adviser before February 28, 2019. Any fees waived and expenses borne by the Adviser through May 10, 2016 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee were waived or the expense were borne; such waivers that are subject to repayment amount to $417,022 for the period ended November 30, 2015 and $192,023 for the period ended November 30, 2016. In any case, no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the net fee percentages set forth above.

During the six months ended May 31, 2018, the Adviser reimbursed the Fund $297 for trading losses incurred due to a trade entry error.

The Fund currently invests in ABHI, an open-end management investment company managed by the Adviser. The Adviser has contractually agreed to waive its management fees and/or bear Fund expenses through February 28, 2019 in an amount equal to the Fund’s proportionate share of all advisory fees and other expenses of ABHI that are indirectly borne by the Fund. For the six months ended May 31, 2018, such waiver amounted to $138,366.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2018, such waiver amounted to $5,526.

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2018 is as follows:

											Distributions
Fund	Market Value 11/30/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)			Change in Unrealized Appr./ (Depr.) (000)			Market Value 5/31/18 (000)	Dividend Income (000)	Realized Gains (000)
Government Money Market Portfolio	$3,746	$66,177	$62,836	$	– 0	–	$	– 0	–	$7,087	$36	$	– 0	–
AB High Income Fund, Inc.	46,323	15,985	1,528		(44)			(2,733)		58,003	1,942		– 0	–
Government Money Market Portfolio*	3,743	36,917	34,480		– 0	–		– 0	–	6,180	30		– 0	–

Total					$(44)			$(2,733)		$71,270	$2,008		– 0	–

*	Investments of cash collateral for securities lending transactions (see Note E).

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2018, the Adviser voluntarily agreed to waive such fees in the amount of $38,568.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $8,856 for the six months ended May 31, 2018.

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NOTES TO FINANCIAL STATEMENTS (continued)

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $675 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended May 31, 2018.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2018 amounted to $35,792, of which $1 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $245 for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$63,981,886		$37,807,895
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$3,681,770
Gross unrealized depreciation	(7,472,298)

Net unrealized depreciation	$(3,790,528)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended May 31, 2018, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended May 31, 2018, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

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NOTES TO FINANCIAL STATEMENTS (continued)

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

At May 31, 2018, the maximum payments for written put options amounted to $12,242,470. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract.

During the six months ended May 31, 2018, the Fund held written options for hedging and non-hedging purposes.

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

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NOTES TO FINANCIAL STATEMENTS (continued)

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The

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NOTES TO FINANCIAL STATEMENTS (continued)

credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended May 31, 2018, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the six months ended May 31, 2018, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

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NOTES TO FINANCIAL STATEMENTS (continued)

Total Return Swaps:

The Fund may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended May 31, 2018, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s OTC counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended May 31, 2018, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$72,386	*

Equity contracts	Receivable/Payable for variation margin on futures	526,074	*	Receivable/Payable for variation margin on futures	$172,676	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	64,248	*	Receivable/Payable for variation margin on centrally cleared swaps	377,897	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,106,957		Unrealized depreciation on forward currency exchange contracts	1,098,823

Equity contracts				Options written, at value	340,455

Interest rate contracts	Unrealized appreciation on inflation swaps	129,007

Equity contracts	Unrealized appreciation on total return swaps	236,164		Unrealized depreciation on total return swaps	175,537

Total		$2,134,836			$2,165,388

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(106,400)	$43,028

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(486,782)	$774,090

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(188,359)	(28,209)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(380,455)	52,289

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(230,726)	(223,545)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(87,201)	276,948

Total		$(1,479,923)	$894,601

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended May 31, 2018:

Futures:
Average original value of buy contracts	$9,108,470
Average original value of sale contracts	$22,567,840
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$26,540,179
Average principal amount of sale contracts	$28,503,756
Options Written:
Average notional amount	$7,413
Inflation Swaps:
Average notional amount	$8,684,286
Centrally Cleared Interest Rate Swaps:
Average notional amount	$27,560,999
Total Return Swaps:
Average notional amount	$74,960,033

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NOTES TO FINANCIAL STATEMENTS (continued)

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements and net of the related collateral received/pledged by the Fund as of May 31, 2018. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivatives Assets
Bank of America, NA	$127,939	$(127,939)		$	– 0	–	$	– 0	–	$ – 0	–
Barclays Bank PLC	55,823	(55,823)			– 0	–		– 0	–	– 0	–
BNP Paribas SA	2,039	– 0	–		– 0	–		– 0	–	2,039
Citibank, NA	192,036	(156,046)			– 0	–		– 0	–	35,990
Credit Suisse International	227,483	(227,483)			– 0	–		– 0	–	– 0	–
Deutsche Bank AG	123,620	– 0	–		– 0	–		– 0	–	123,620
Goldman Sachs International	317,803	(317,803)			– 0	–		– 0	–	– 0	–
JPMorgan Chase Bank, NA	7,522	– 0	–		– 0	–		– 0	–	7,522
Morgan Stanley Capital Services, Inc.	140,600	(51,698)			– 0	–		– 0	–	88,902
State Street Bank & Trust Co.	258,163	(147,064)			– 0	–		– 0	–	111,099
UBS AG	19,100	– 0	–		– 0	–		– 0	–	19,100

Total	$1,472,128	$(1,083,856)		$	– 0	–	$	– 0	–	$388,272	^

Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivatives Liabilities
Bank of America, NA	$232,744	$(127,939)		$	– 0	–	$	– 0	–	$104,805
Barclays Bank PLC	177,794	(55,823)			– 0	–		– 0	–	121,971
Citibank, NA	156,046	(156,046)			– 0	–		– 0	–	– 0	–
Credit Suisse International	236,600	(227,483)			– 0	–		– 0	–	9,117
Goldman Sachs International	559,974	(317,803)			(70,000)			– 0	–	172,171
HSBC Bank USA	47,833	– 0	–		– 0	–		– 0	–	47,833
Morgan Stanley Capital Services, Inc.	51,698	(51,698)			– 0	–		– 0	–	– 0	–
Standard Chartered Bank	5,062	– 0	–		– 0	–		– 0	–	5,062
State Street Bank & Trust Co.	147,064	(147,064)			– 0	–		– 0	–	– 0	–

Total	$1,614,815	$(1,083,856)			$(70,000)		$	– 0	–	$460,959	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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NOTES TO FINANCIAL STATEMENTS (continued)

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2018, the Fund had securities on loan with a value of $6,063,619 and had received cash collateral which has been invested into Government Money

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NOTES TO FINANCIAL STATEMENTS (continued)

Market Portfolio of $6,180,476. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $0 and $30,103 from the borrowers and Government Money Market Portfolio, respectively, for the six months ended May 31, 2018; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2018, such waiver amounted to $3,256. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30, 2017	Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30, 2017

Class A
Shares sold	56,405	465,291	$562,472	$4,749,669

Shares issued in reinvestment of dividends and distributions	20,349	13,397	205,814	137,468

Shares redeemed	(16,205)	(16,111)	(163,710)	(163,768)

Net increase	60,549	462,577	$604,576	$4,723,369

Class C
Shares sold	29,477	35,540	$299,307	$363,259

Shares issued in reinvestment of dividends and distributions	1,757	1,113	17,751	11,335

Shares redeemed	(4,091)	(6,233)	(42,050)	(63,872)

Net increase	27,143	30,420	$275,008	$310,722

Advisor Class
Shares sold	4,607,313	7,339,414	$46,687,892	$75,068,193

Shares issued in reinvestment of dividends and distributions	296,427	144,830	2,998,832	1,488,409

Shares redeemed	(1,865,829)	(913,849)	(18,675,471)	(9,354,251)

Net increase	3,037,911	6,570,395	$31,011,253	$67,202,351

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NOTES TO FINANCIAL STATEMENTS (continued)

At May 31, 2018, a shareholder of the Fund owned 11% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

High Yield Debt Securities Risk—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

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NOTES TO FINANCIAL STATEMENTS (continued)

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Short Sale Risk—Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the

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NOTES TO FINANCIAL STATEMENTS (continued)

Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2018. Effective July 3, 2018, the Facility will be increased to $325 million.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2018 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2017 and November 30, 2016 were as follows:

	2017		2016
Distributions paid from:
Ordinary income	$3,192,362		$1,046,479
Long-term capital gains	– 0	–	151,605

Total taxable distributions paid	$3,192,362		$1,198,084

As of November 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,026,841	(a)
Unrealized appreciation/(depreciation)	504,480	(b)

Total accumulated earnings/(deficit)	$2,531,321

(a)	During the fiscal year, the Fund utilized $596,728 of capital loss carryforwards to offset current year net realized gains.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2017, the Fund did not have any capital loss carryforwards.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE K

Subsequent Event

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30,	December 18, 2014(a) to November 30, 2015
2017	2016

Net asset value, beginning of period	$ 10.43	$ 9.90	$ 9.75	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.26	.45	.39	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.44)	.72	.37	(.24)
Contributions from Affiliates	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.18)	1.17	.76	.11

Less: Dividends and Distributions
Dividends from net investment income	(.24)	(.64)	(.52)	(.36)
Distributions from net realized gain on investment transactions	(.21)	– 0	–	(.09)	– 0	–

Total dividends and distributions	(.45)	(.64)	(.61)	(.36)

Net asset value, end of period	$ 9.80	$ 10.43	$ 9.90	$ 9.75

Total Return
Total investment return based on net asset value(e)	(2.03)%	12.30%	8.20%	1.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,521	$5,247	$399	$18
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)†	.74	%^	.76%	.78%	.77	%^
Expenses, before waivers/reimbursements(f)†	1.33	%^	1.80%	3.91%	3.92	%^
Net investment income(c)	5.10	%^	4.39%	4.04%	3.67	%^
Portfolio turnover rate	35%	69%	94%	88%

† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying
portfolios:	.27%	.23	%^^	.22	%^^	.21	%^^

See footnote summary on page 75.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30,	December 18, 2014(a) to November 30, 2015
2017	2016

Net asset value, beginning of period	$ 10.44	$ 9.90	$ 9.75	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.22	.37	.33	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.45)	.73	.36	(.24)
Contributions from Affiliates	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.23)	1.10	.69	.04

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.56)	(.45)	(.29)
Distributions from net realized gain on investment transactions	(.21)	– 0	–	(.09)	– 0	–

Total dividends and distributions	(.41)	(.56)	(.54)	(.29)

Net asset value, end of period	$ 9.80	$ 10.44	$ 9.90	$ 9.75

Total Return
Total investment return based on net asset value(e)	(2.35)%	11.42%	7.42%	.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$665	$426	$102	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)†	1.49	%^	1.52%	1.54%	1.52	%^
Expenses, before waivers/reimbursements(f)†	2.09	%^	2.65%	4.70%	4.57	%^
Net investment income(c)	4.38	%^	3.63%	3.35%	2.89	%^
Portfolio turnover rate	35%	69%	94%	88%

† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying
portfolios:	.27%	.23	%^^	.22	%^^	.21	%^^

See footnote summary on page 75.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30,	December 18, 2014(a) to November 30, 2015
2017	2016

Net asset value, beginning of period	$ 10.45	$ 9.91	$ 9.75	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.27	.47	.50	.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.45)	.73	.29	(.24)
Contributions from Affiliates	.00	(d)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	(.18)	1.20	.79	.13

Less: Dividends and Distributions
Dividends from net investment income	(.25)	(.66)	(.54)	(.38)
Distributions from net realized gain on investment transactions	(.21)	– 0	–	(.09)	– 0	–

Total dividends and distributions	(.46)	(.66)	(.63)	(.38)

Net asset value, end of period	$ 9.81	$ 10.45	$ 9.91	$ 9.75

Total Return
Total investment return based on net asset value(e)	(1.80)%	12.53%	8.51%	1.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$114,032	$89,667	$19,926	$17,919
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)†	.49	%^	.52%	.53%	.53	%^
Expenses, before waivers/reimbursements(f)†	1.08	%^	1.61%	3.40%	3.52	%^
Net investment income(c)	5.33	%^	4.64%	5.08%	3.88	%^
Portfolio turnover rate	35%	69%	94%	88%

† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying
portfolios:	.27%	.23	%^^	.22	%^^	.21	%^^

See footnote summary on page 75.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bear proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

	Six Months Ended May 31, 2018	Year Ended November 30, 2017	Year Ended November 30, 2016	December 18, 2014(a) to November 30, 2015
Class A	.25%	.22%	.21%	.22	%^
Class C	.25%	.22%	.20%	.22	%^
Advisor Class	.25%	.22%	.21%	.21	%^

^	Annualized.

^^	Unaudited.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Morgan C. Harting(2) , Vice President Daniel J. Loewy(2) , Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer	Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund are made by its Investment Policy Team. Messrs. Harting and Loewy are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser, as proposed to be amended (the “Advisory Agreement”) to effect a fee reduction, in respect of AB All Market Income Portfolio (the “Fund”) at a meeting held on August 1-2, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the proposed advisory fee, in which the Senior Officer concluded that the proposed contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the proposed advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the proposed advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The directors noted that the proposed lowering of

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the advisory fee would benefit the Fund and its shareholders. The directors noted that the Adviser was reducing fees for business reasons, and had assured them that there would be no diminution in the nature or quality of services to the Fund. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. To date, the Adviser has not requested any reimbursements from the Fund. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund and the underlying funds advised by the Adviser in which the Fund invests, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended May 31, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the proposed advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s pro forma contractual effective advisory fee rate (reflecting a reduction in the advisory fee rate to take effect August 2017) with a peer group median.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 79

Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to “equitize” cash inflows pending purchases of underlying securities, that the proposed advisory fee for the Fund would be paid for services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the proposed advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

80 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 81

NOTES

82 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 83

NOTES

84 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

AB ALL MARKET INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMI-0152-0518

MAY    05.31.18

SEMI-ANNUAL REPORT

AB SMALL CAP VALUE PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Small Cap Value Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 1

SEMI-ANNUAL REPORT

July 16, 2018

This report provides management’s discussion of fund performance for AB Small Cap Value Portfolio for the semi-annual reporting period ended May 31, 2018.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2018 (unaudited)

	6 Months	12 Months
AB SMALL CAP VALUE PORTFOLIO
Class A Shares	3.19%	14.82%
Class C Shares	2.80%	14.02%
Advisor Class Shares[1]	3.31%	15.13%
Russell 2000 Value Index	3.81%	16.35%

1	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Russell 2000 Value Index, for the six- and 12-month periods ended May 31, 2018.

All share classes of the Fund underperformed the benchmark during both periods, before sales charges. During the six-month period, stock selection in the industrials and health care sectors, along with an overweight to technology, detracted relative to the benchmark. Stock selection within technology, financials and energy holdings contributed.

During the 12-month period, stock selection in the health care and consumer discretionary sectors, along with an overweight to technology, were the primary causes of underperformance. Stock selection among energy, technology and financials holdings were the leading contributors.

The Fund did not utilize derivatives during the six- or 12-month periods.

2 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

After advancing to all-time highs, global stocks retraced some of their positive performance during the six-month period ended May 31, 2018. US equities had the highest returns, given strong corporate earnings results after the passage of major tax reform. In terms of style, growth stocks outperformed value stocks. While US tax reform and strong economic data helped stocks reach record highs early in the period, inflation concerns and rising interest rates soon weighed on performance. Trade and geopolitical tensions added to downward pressure. Toward the end of the period, political turmoil in Italy decreased investors’ risk appetite.

The Fund’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it considers to be undervalued companies with solid fundamentals, without sacrificing the Fund’s deep value discipline. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

INVESTMENT POLICIES

The Fund invests primarily in a portfolio of equity securities of small-capitalization US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-capitalization companies. For purposes of this policy, small-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Value Index and the greater of $2.5 billion or the largest company in the Russell 2000 Value Index.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Fund, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of the securities.

The Adviser seeks to manage the overall portfolio volatility relative to the Russell 2000 Value Index by favoring promising securities that offer the best balance between return and targeted risk.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Value Index represents the performance of small-cap value companies within the US. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may underperform the market generally.

Capitalization Risk: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable

4 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 5

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2018 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	14.82%	9.94%
Since Inception[1]	11.54%	10.18%
CLASS C SHARES
1 Year	14.02%	13.02%
Since Inception[1]	10.69%	10.69%
ADVISOR CLASS SHARES[2]
1 Year	15.13%	15.13%
Since Inception[1]	11.83%	11.83%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.25%, 2.07% and 1.00% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.25%, 2.00% and 1.00% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before February 28, 2019 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser through December 2, 2015 under the expense limitations in effect prior to that date may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s covered operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/3/2014.

2	This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

6 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2018 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	7.80%
Since Inception[1]	9.95%
CLASS C SHARES
1 Year	10.84%
Since Inception[1]	10.46%
ADVISOR CLASS SHARES[2]
1 Year	12.98%
Since Inception[1]	11.59%

1	Inception date: 12/3/2014.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 7

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2017	Ending Account Value May 31, 2018	Expenses Paid During Period*	Annualized Expense Ratio*	Total Expenses Paid During Period+	Total Annualized Expense Ratio+
Class A
Actual	$1,000	$1,031.90	$6.28	1.24%	$6.33	1.25%
Hypothetical**	$1,000	$1,018.75	$6.24	1.24%	$6.29	1.25%
Class C
Actual	$1,000	$1,028.00	$10.06	1.99%	$10.11	2.00%
Hypothetical**	$1,000	$1,015.01	$10.00	1.99%	$10.05	2.00%
Advisor Class
Actual	$1,000	$1,033.10	$5.02	0.99%	$5.07	1.00%
Hypothetical**	$1,000	$1,020.00	$4.99	0.99%	$5.04	1.00%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Fund’s total expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 9

PORTFOLIO SUMMARY

May 31, 2018 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $288.6

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets
Independent Bank Group, Inc.	$4,755,800	1.6%
Umpqua Holdings Corp.	4,722,830	1.6
Sterling Bancorp/DE	4,545,678	1.6
Texas Capital Bancshares, Inc.	4,326,115	1.5
ICON PLC	4,235,961	1.5
Associated Banc-Corp.	4,235,772	1.4
SkyWest, Inc.	4,019,070	1.4
Deckers Outdoor Corp.	3,999,075	1.4
VeriFone Systems, Inc.	3,993,372	1.4
Verint Systems, Inc.	3,990,432	1.4
	$42,824,105	14.8%

1	All data are as of May 31, 2018. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

May 31, 2018 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.1%
Financials – 22.7%
Banks – 17.9%
1st Source Corp.	40,400	$2,148,472
Associated Banc-Corp.	153,470	4,235,772
Customers Bancorp, Inc.(a)	95,250	2,887,028
First Commonwealth Financial Corp.	187,650	2,944,228
Fulton Financial Corp.	146,350	2,553,808
Heritage Financial Corp./WA	106,150	3,412,722
Hope Bancorp, Inc.	185,801	3,342,560
Independent Bank Group, Inc.	63,200	4,755,800
Sandy Spring Bancorp, Inc.	26,260	1,091,103
Sterling Bancorp/DE	185,160	4,545,678
Synovus Financial Corp.	54,320	2,939,255
Texas Capital Bancshares, Inc.(a)	44,900	4,326,115
Umpqua Holdings Corp.	200,630	4,722,830
Webster Financial Corp.	60,560	3,881,896
Zions Bancorporation	70,233	3,849,471

		51,636,738

Insurance – 2.3%
First American Financial Corp.	37,330	1,944,147
Selective Insurance Group, Inc.	56,600	3,217,710
State Auto Financial Corp.	49,820	1,545,416

		6,707,273

Thrifts & Mortgage Finance – 2.5%
BankUnited, Inc.	54,820	2,311,759
Essent Group Ltd.(a)	62,581	2,146,528
WSFS Financial Corp.	50,050	2,620,118

		7,078,405

		65,422,416

Information Technology – 18.3%
Communications Equipment – 3.3%
Extreme Networks, Inc.(a)	175,150	1,508,042
Finisar Corp.(a)	120,230	1,948,928
Infinera Corp.(a)(b)	176,130	1,549,944
Mitel Networks Corp.(a)	199,387	2,201,232
NetScout Systems, Inc.(a)	84,680	2,286,360

		9,494,506

Electronic Equipment, Instruments & Components – 3.3%
Anixter International, Inc.(a)	51,485	3,153,456
Sanmina Corp.(a)	86,250	2,484,000
VeriFone Systems, Inc.(a)	175,610	3,993,372

		9,630,828

IT Services – 5.6%
Booz Allen Hamilton Holding Corp.	71,910	3,242,422
CSG Systems International, Inc.	71,471	2,957,470

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 11

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Luxoft Holding, Inc.(a)	57,720	$2,077,920
Unisys Corp.(a)(b)	246,010	2,964,420
Virtusa Corp.(a)	38,770	1,882,284
WNS Holdings Ltd. (ADR)(a)	57,480	2,939,527

		16,064,043

Semiconductors & Semiconductor Equipment – 2.7%
Kulicke & Soffa Industries, Inc.(a)	140,510	3,383,481
MagnaChip Semiconductor Corp.(a)(b)	251,030	2,786,433
Mellanox Technologies Ltd.(a)	19,990	1,707,146

		7,877,060

Software – 2.2%
A10 Networks, Inc.(a)	348,806	2,242,822
Verint Systems, Inc.(a)	94,560	3,990,432

		6,233,254

Technology Hardware, Storage & Peripherals – 1.2%
NCR Corp.(a)	111,450	3,354,645

		52,654,336

Industrials – 17.9%
Air Freight & Logistics – 1.4%
Air Transport Services Group, Inc.(a)	82,350	1,729,350
Atlas Air Worldwide Holdings, Inc.(a)	34,100	2,323,915

		4,053,265

Airlines – 2.1%
Hawaiian Holdings, Inc.	55,460	2,052,020
SkyWest, Inc.	70,510	4,019,070

		6,071,090

Commercial Services & Supplies – 1.6%
Knoll, Inc.	142,860	2,885,772
Viad Corp.	29,920	1,582,768

		4,468,540

Construction & Engineering – 3.4%
AECOM(a)	70,310	2,320,230
Granite Construction, Inc.	52,680	2,995,912
MYR Group, Inc.(a)	52,596	2,053,348
Tutor Perini Corp.(a)	120,210	2,380,158

		9,749,648

Electrical Equipment – 2.3%
EnerSys	39,617	3,165,795
Regal Beloit Corp.	43,500	3,456,075

		6,621,870

Machinery – 3.7%
Columbus McKinnon Corp./NY	70,218	2,909,132
Oshkosh Corp.	39,240	2,854,710

12 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

SPX FLOW, Inc.(a)	45,270	$1,972,414
Terex Corp.	74,070	2,931,690

		10,667,946

Professional Services – 0.8%
TrueBlue, Inc.(a)	87,538	2,258,480

Road & Rail – 1.6%
Covenant Transportation Group, Inc. – Class A(a)	84,960	2,555,597
Saia, Inc.(a)	26,059	2,147,261

		4,702,858

Trading Companies & Distributors – 1.0%
MRC Global, Inc.(a)	140,770	2,906,901

		51,500,598

Consumer Discretionary – 13.3%
Auto Components – 2.2%
Cooper-Standard Holdings, Inc.(a)	27,744	3,445,805
Dana, Inc.	74,960	1,671,608
Tower International, Inc.	40,943	1,203,724

		6,321,137

Diversified Consumer Services – 1.6%
Houghton Mifflin Harcourt Co.(a)	206,650	1,405,220
Sotheby’s(a)	60,410	3,311,676

		4,716,896

Hotels, Restaurants & Leisure – 1.6%
Bloomin’ Brands, Inc.	129,260	2,742,897
Red Robin Gourmet Burgers, Inc.(a)	40,170	2,022,560

		4,765,457

Household Durables – 1.3%
Ethan Allen Interiors, Inc.	69,450	1,628,602
Taylor Morrison Home Corp. – Class A(a)	98,930	2,126,995

		3,755,597

Internet & Direct Marketing Retail – 0.6%
Nutrisystem, Inc.	48,300	1,801,590

Media – 1.2%
Scholastic Corp.	74,510	3,352,205

Specialty Retail – 2.3%
Caleres, Inc.	39,150	1,388,259
Citi Trends, Inc.	101,750	3,053,517
Signet Jewelers Ltd.	52,160	2,242,880

		6,684,656

Textiles, Apparel & Luxury Goods – 2.5%
Crocs, Inc.(a)	173,730	3,099,343
Deckers Outdoor Corp.(a)	35,340	3,999,075

		7,098,418

		38,495,956

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Energy – 8.2%
Energy Equipment & Services – 3.4%
Dril-Quip, Inc.(a)	24,572	$1,180,685
Helix Energy Solutions Group, Inc.(a)	135,180	1,027,368
Oil States International, Inc.(a)	76,320	2,701,728
Patterson-UTI Energy, Inc.	120,670	2,495,455
RPC, Inc.	143,400	2,354,628

		9,759,864

Oil, Gas & Consumable Fuels – 4.8%
Oasis Petroleum, Inc.(a)	271,820	3,541,815
QEP Resources, Inc.(a)	261,990	3,167,459
SM Energy Co.	134,770	3,530,974
SRC Energy, Inc.(a)	289,360	3,744,318

		13,984,566

		23,744,430

Real Estate – 5.9%
Equity Real Estate Investment Trusts (REITs) – 5.9%
Armada Hoffler Properties, Inc.	134,940	1,943,136
Education Realty Trust, Inc.	77,488	2,831,412
Gramercy Property Trust	93,770	2,585,239
Independence Realty Trust, Inc.	301,880	2,928,236
National Storage Affiliates Trust	124,270	3,494,472
STAG Industrial, Inc.	125,333	3,338,871

		17,121,366

Health Care – 4.0%
Health Care Providers & Services – 2.5%
LifePoint Health, Inc.(a)	49,640	2,623,474
Molina Healthcare, Inc.(a)	31,370	2,664,254
WellCare Health Plans, Inc.(a)	9,570	2,121,382

		7,409,110

Life Sciences Tools & Services – 1.5%
ICON PLC(a)	32,842	4,235,961

		11,645,071

Materials – 3.5%
Chemicals – 2.4%
Orion Engineered Carbons SA	119,060	3,417,022
Trinseo SA	47,245	3,415,813

		6,832,835

Containers & Packaging – 1.1%
Graphic Packaging Holding Co.	224,320	3,248,154

		10,080,989

14 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Utilities – 2.4%
Electric Utilities – 1.7%
PNM Resources, Inc.	66,480	$2,655,876
Portland General Electric Co.	49,080	2,093,753

		4,749,629

Multi-Utilities – 0.7%
Black Hills Corp.	35,730	2,078,057

		6,827,686

Consumer Staples – 1.9%
Beverages – 1.1%
Cott Corp.	202,270	3,191,821

Food Products – 0.8%
Nomad Foods Ltd.(a)	134,550	2,341,170

		5,532,991

Total Common Stocks (cost $247,387,685)		283,025,839

SHORT-TERM INVESTMENTS – 2.1%
Investment Companies – 2.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.57%(c)(d)(e) (cost $6,178,279)	6,178,279	6,178,279

Total Investments Before Security Lending Collateral for Securities Loaned – 100.2% (cost $253,565,964)		289,204,118

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 1.2%
Investment Companies – 1.2%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 1.57%(c)(d)(e) (cost $3,451,169)	3,451,169	3,451,169

Total Investments – 101.4% (cost $257,017,133)		292,655,287
Other assets less liabilities – (1.4)%		(4,042,114)

Net Assets – 100.0%		$288,613,173

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Affiliated investments.

(d)	The rate shown represents the 7-day yield as of period end.

(e)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 15

STATEMENT OF ASSETS & LIABILITIES

May 31, 2018 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $247,387,685)	$283,025,839	(a)
Affiliated issuers (cost $9,629,448—including investment of cash collateral for securities loaned of $3,451,169)	9,629,448
Receivable for investment securities sold	890,364
Unaffiliated dividends and interest receivable	137,361
Receivable for capital stock sold	134,838
Affiliated dividends receivable	7,125

Total assets	293,824,975

Liabilities
Payable for collateral received on securities loaned	3,451,169
Payable for investment securities purchased	1,442,790
Advisory fee payable	206,329
Distribution fee payable	42,022
Payable for capital stock redeemed	13,550
Administrative fee payable	7,957
Directors’ fees payable	1,876
Transfer Agent fee payable	1,366
Accrued expenses	44,743

Total liabilities	5,211,802

Net Assets	$288,613,173

Composition of Net Assets
Capital stock, at par	$2,105
Additional paid-in capital	248,234,683
Accumulated net investment loss	(185,137)
Accumulated net realized gain on investment transactions	4,923,368
Net unrealized appreciation on investments	35,638,154

	$288,613,173

Net Asset Value Per Share—11 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$199,005,922	14,558,374	$13.67	*

C	$64,265	4,825	$13.32

Advisor	$89,542,986	6,489,956	$13.80

(a)	Includes securities on loan with a value of $3,209,227 (see Note E).

*	The maximum offering price per share for Class A shares was $14.28 which reflects a sales charge of 4.25%.

See notes to financial statements.

16 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2018 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $10,936)	$1,613,166
Affiliated issuers	86,637	$1,699,803

Expenses
Advisory fee (see Note B)	1,095,304
Distribution fee—Class A	242,138
Distribution fee—Class C	212
Transfer agency—Class A	12,843
Transfer agency—Class C	24
Transfer agency—Advisor Class	5,316
Recoupment of previously reimbursed expenses (see Note B)	79,056
Administrative	31,669
Custodian	47,410
Registration fees	25,300
Audit and tax	24,314
Legal	19,170
Directors’ fees	14,160
Printing	8,724
Miscellaneous	5,849

Total expenses	1,611,489
Less: expenses waived and reimbursed by the Adviser (see Notes B & E)	(12,072)

Net expenses		1,599,417

Net investment income		100,386

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		5,594,305

Net change in unrealized appreciation/depreciation of investments		3,144,513

Net gain on investment transactions		8,738,818

Net Increase in Net Assets from Operations		$8,839,204

See notes to financial statements.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 17

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30, 2017
Increase (Decrease) in Net Assets from Operations
Net investment income (loss)	$100,386	$(269,113)
Net realized gain on investment transactions	5,594,305	14,992,234
Net change in unrealized appreciation/depreciation of investments	3,144,513	10,017,634

Net increase in net assets from operations	8,839,204	24,740,755
Distributions to Shareholders from
Net realized gain on investment transactions
Class A	(10,665,866)	(781,811)
Class C	(2,276)	(297)
Advisor Class	(3,970,011)	(166,713)
Capital Stock Transactions
Net increase	22,784,417	100,051,940

Total increase	16,985,468	123,843,874
Net Assets
Beginning of period	271,627,705	147,783,831

End of period (including accumulated net investment loss of ($185,137) and ($285,523), respectively)	$288,613,173	$271,627,705

See notes to financial statements.

18 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

May 31, 2018 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 28 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Small Cap Value Portfolio (the “Fund”), a diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class T, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eleven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national

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NOTES TO FINANCIAL STATEMENTS (continued)

securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements

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NOTES TO FINANCIAL STATEMENTS (continued)

or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund generally values many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS (continued)

based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2018:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$283,025,839		$	– 0	–	$	– 0	–	$283,025,839
Short-Term Investments	6,178,279			– 0	–		– 0	–	6,178,279
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	3,451,169			– 0	–		– 0	–	3,451,169

Total Investments in Securities	292,655,287			– 0	–		– 0	–	292,655,287
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–
Total(c)	$292,655,287		$	– 0	–	$	– 0	–	$292,655,287

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”)

22 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .80% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent

24 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transactions costs) on an annual basis (the “Expense Caps”) to 1.25%, 2.00%, and 1.00% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. For the six months ended May 31, 2018, the reimbursements/waivers amounted to $10. The Expense Caps may not be terminated by the Adviser before February 28, 2019. Any fees waived and expenses borne by the Adviser through December 2, 2015 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee were waived or the expense were borne; such waivers that are subject to repayment amount to $300,074 for the period ended November 30. 2015 and $1,186 for the period ended November 30, 2016. During the six months ended May 31, 2018 and the year ended November 30, 2017, the Fund made repayments to the Adviser in the amount of $79,056 and $35,439, respectively. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth above.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2018, the reimbursement for such services amounted to $31,669.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,055 for the six months ended May 31, 2018.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $129 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended May 31, 2018.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and

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NOTES TO FINANCIAL STATEMENTS (continued)

bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2018, such waiver amounted to $7,238.

A summary of the Fund’s transactions in AB mutual funds for the six months ended May 31, 2018 is as follows:

Fund	Market Value 11/30/17 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/18 (000)	Dividend Income (000)
Government Money Market Portfolio	$6,358	$29,989	$30,169	$6,178	$45
Government Money Market Portfolio*	11,906	35,084	43,539	3,451	42

Total				$9,629	$87

*	Investments of cash collateral for securities lending transactions (see Note E).

Brokerage commissions paid on investment transactions for the six months ended May 31, 2018 amounted to $126, of which $126 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $-0- for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the

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NOTES TO FINANCIAL STATEMENTS (continued)

Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2018 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$53,712,987		$43,210,174
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$43,933,976
Gross unrealized depreciation	(8,295,822)

Net unrealized appreciation	$35,638,154

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2018.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 27

NOTES TO FINANCIAL STATEMENTS (continued)

conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2018, the Fund had securities on loan with a value of $3,209,227 and had received cash collateral which has been invested into Government Money Market Portfolio of $3,451,169. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $0 and $41,873 from the borrowers and Government Money Market Portfolio, respectively, for the six months ended May 31, 2018; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2018, such

28 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

waiver amounted to $4,824. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities.

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30, 2017	Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30, 2017

Class A
Shares sold	207,310	4,811,022	$2,720,166	$61,770,401

Shares issued in reinvestment of distributions	795,515	59,939	10,461,022	774,410

Shares converted from Class C	119	1,939	1,567	24,722

Shares redeemed	(566,318)	(1,826,273)	(7,494,566)	(23,440,508)

Net increase	436,626	3,046,627	$5,688,189	$39,129,025

Class C
Shares sold	2,206	2,052	$29,350	$26,282

Shares issued in reinvestment of distributions	118	18	1,518	227

Shares converted to Class A	(122)	(1,971)	(1,567)	(24,722)

Shares redeemed	(386)	(1,366)	(5,147)	(17,102)

Net increase (decrease)	1,816	(1,267)	$24,154	$(15,315)

Advisor Class
Shares sold	1,159,781	4,902,226	$15,595,489	$64,626,729

Shares issued in reinvestment of distributions	299,298	12,834	3,968,694	166,713

Shares redeemed	(186,662)	(298,177)	(2,492,109)	(3,855,212)

Net increase	1,272,417	4,616,883	$17,072,074	$60,938,230

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 29

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small-capitalization companies may be more volatile than investments in large capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2018. Effective July 3, 2018, the Facility will be increased to $325 million.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2018 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2017 and November 30, 2016 were as follows:

	2017			2016
Distributions paid from:
Ordinary income	$	– 0	–	$384,988
Net long-term capital gains		948,821		37,926

Total taxable distributions paid		$948,821		$422,914

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NOTES TO FINANCIAL STATEMENTS (continued)

As of November 30, 2017, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$2,391,028
Undistributed capital gains	12,246,089
Other losses	(285,523	)(a)
Unrealized appreciation/(depreciation)	31,823,741	(b)

Total accumulated earnings/(deficit)	$46,175,335

(a)	At November 30, 2017, the Fund had a qualified late-year ordinary loss deferral of $285,523. This loss is deemed to arise on December 1, 2017.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2017, the Fund did not have any capital loss carryforwards.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 31

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30,	December 3, 2014(a) to November 30, 2015
2017	2016

Net asset value, beginning of period	$ 14.01	$ 12.65	$ 10.64	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	.00	(d)	(.02)	(.01)	.00	(d)
Net realized and unrealized gain on investment transactions	.42	1.45	2.07	.66

Net increase in net asset value from operations	.42	1.43	2.06	.66

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.01)	(.02)
Distributions from net realized gain on investment transactions	(.76)	(.07)	(.04)	– 0	–

Total dividends and distributions	(.76)	(.07)	(.05)	(.02)

Net asset value, end of period	$ 13.67	$ 14.01	$ 12.65	$ 10.64

Total Return
Total investment return based on net asset value(e)	3.19%	11.35%	19.52%	6.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$199,006	$197,908	$140,096	$79,707
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)†	1.24	%^	1.24%	1.25%	1.25	%^
Expenses, before waivers/reimbursements(f)†	1.25	%^	1.25%	1.43%	1.91	%^
Net investment income (loss)(c)	.00	%(g)^	(.18)%	(.12)%	.02	%^
Portfolio turnover rate	16%	36%	51%	43%

† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:
0.01%	0.01	%^^	0.01	%^^	0.00	%^^

See footnote summary on page 35.

32 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30,	December 3, 2014(a) to November 30, 2015
2017	2016

Net asset value, beginning of period	$ 13.72	$ 12.48	$ 10.56	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.05)	(.12)	(.09)	(.08)
Net realized and unrealized gain on investment transactions	.41	1.43	2.05	.66

Net increase in net asset value from operations	.36	1.31	1.96	.58

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	– 0	–	(.02)
Distributions from net realized gain on investment transactions	(.76)	(.07)	(.04)	– 0	–

Total dividends and distributions	(.76)	(.07)	(.04)	(.02)

Net asset value, end of period	$ 13.32	$ 13.72	$ 12.48	$ 10.56

Total Return
Total investment return based on net asset value(e)	2.80%	10.53%	18.62%	5.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$64	$41	$53	$34
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)†	1.99	%^	1.99%	2.00%	2.00	%^
Expenses, before waivers/reimbursements(f)†	2.04	%^	2.07%	2.31%	4.26	%^
Net investment loss(c)	(.76	)%^	(.94)%	(.84)%	(.75	)%^
Portfolio turnover rate	16%	36%	51%	43%

† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:
0.01%	0.01	%^^	0.01	%^^	0.00	%^^

See footnote summary on page 35.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 33

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2018 (unaudited)	Year Ended November 30,	December 3, 2014(a) to November 30, 2015
2017	2016

Net asset value, beginning of period	$ 14.12	$ 12.71	$ 10.66	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.02	.01	.01	.02
Net realized and unrealized gain on investment transactions	.42	1.47	2.09	.66

Net increase in net asset value from operations	.44	1.48	2.10	.68

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.01)	(.02)
Distributions from net realized gain on investment transactions	(.76)	(.07)	(.04)	– 0	–

Total dividends and distributions	(.76)	(.07)	(.05)	(.02)

Net asset value, end of period	$ 13.80	$ 14.12	$ 12.71	$ 10.66

Total Return
Total investment return based on net asset value(e)	3.31%	11.69%	19.74%	6.83	%(h)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$89,543	$73,679	$7,635	$4,075
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)†	.99	%^	.99%	1.00%	1.00	%^
Expenses, before waivers/reimbursements(f)†	1.00	%^	1.00%	1.19%	3.55	%^
Net investment income(c)	.25	%^	.07%	.11%	.24	%^
Portfolio turnover rate	16%	36%	51%	43%

† Expense ratios exclude the acquired fund fees of affiliated/unaffiliated underlying portfolios:
0.	01%	0.01	%^^	0.01	%^^	0.00	%^^

See footnote summary on page 35.

34 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended May 31, 2018 and year ended November 30, 2017, such waiver amounted to .01% (annualized) and .01%, respectively.

(g)	Amount is less than .005%.

(h)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

^^	Unaudited.

See notes to financial statements.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 35

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman Michael J. Downey(1) William H. Foulk, Jr.(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Carol J. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

James W. MacGregor(2) , Vice President Shri Singhvi(2), Vice President Emilie D. Wrapp, Secretary	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Legal Counsel

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The management of, and investment decisions for, the Fund’s portfolio are made by the Investment Policy Team. Messrs. MacGregor and Singhvi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

36 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small Cap Value Portfolio (the “Fund”) at a meeting held on May 1-3, 2018 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed additional materials, including materials from an outside consultant, who acted as their independent fee consultant, and comparative analytical data prepared by the Senior Analyst for the Fund. The directors also discussed the proposed continuance in private sessions with counsel.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 37

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The directors noted that the Adviser from time to time reviews the Fund’s investment strategies and from time to time proposes changes intended to improve the Fund’s relative or absolute performance for the directors’ consideration. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s prior Independent Compliance Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2016 and 2017 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s prior Independent Compliance Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

38 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed performance information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a group of similar funds (“peer group”) and a larger group of similar funds (“peer universe”), each selected by the 15(c) service provider, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1- and 3-year periods ended February 28, 2018 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate payable by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates payable by other funds in the same category as the Fund. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for other clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the materials from the Fund’s Senior Analyst and noted the differences

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 39

between the Fund’s fee schedule, on the one hand, and the Adviser’s institutional fee schedule and the schedule of fees charged by the Adviser to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In this regard, the Adviser noted, among other things, that, compared to institutional and offshore accounts, the Fund (i) demands considerably more portfolio management, research and trading resources due to significantly higher daily cash flows; (ii) has more tax and regulatory restrictions; (iii) must prepare and distribute regulatory and other communications about fund operations; and (iv) must provide shareholder servicing to retail investors. The Adviser also reviewed the greater legal risks presented by the large and changing population of Fund shareholders who may assert claims against the Adviser in individual or class actions, and the greater entrepreneurial risk in offering new fund products, which require substantial investment to launch, may not succeed, and generally must be priced to compete with larger, more established funds resulting in lack of profitability to the Adviser until a new fund achieves scale. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, and the different risk profile, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were

40 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 41

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

FlexFee™ US Thematic Portfolio

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

FlexFee™ Large Cap Growth Portfolio

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

FlexFee™ International Strategic Core Portfolio

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund

Tax-Managed International Portfolio

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

FlexFee™ Emerging Markets Growth Portfolio

INTERNATIONAL/ GLOBAL EQUITY (continued)

Sustainable International Thematic Fund1

INTERNATIONAL/ GLOBAL VALUE

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

FlexFee™ High Yield Portfolio1

FlexFee™ International Bond Portfolio

Global Bond Fund

High Income Fund

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Money Market Portfolio1, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Money Market Portfolio is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 10, 2017, Government Money Market Portfolio was named Government Exchange Reserves; prior to January 8, 2018, Sustainable International Thematic Fund was named International Growth Fund; prior to February 23, 2018, FlexFee High Yield Portfolio was named High Yield Portfolio.

42 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 43

NOTES

44 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

AB SMALL CAP VALUE PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SCV-0152-0518

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: July 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date: July 27, 2018

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 27, 2018